UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – September 30, 2012

Item 1: Reports to Shareholders

Annual Report | September 30, 2012
Vanguard Growth and Income Fund

> Vanguard Growth and Income Fund returned about 31% for the fiscal year ended September 30, 2012.

> For the 12-month period, the fund outpaced both its benchmark, the S&P 500 Index, and its large-capitalization core fund peers.

> Stocks in the information technology, financial, and consumer discretionary sectors helped fuel the fund’s advance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	36
About Your Fund’s Expenses.	37
Trustees Approve Advisory Arrangements.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Growth and Income Fund
Investor Shares	31.27%
Admiral™ Shares	31.40
S&P 500 Index	30.20
Large-Cap Core Funds Average	27.34

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$23.86	$30.73	$0.525	$0.000
Admiral Shares	38.97	50.18	0.910	0.000

1

Chairman’s Letter

Dear Shareholder,

Global stock markets began the fiscal year strongly and, despite volatility in the middle of the period, finished on a high note with four straight monthly gains. In this robust environment, Vanguard Growth and Income Fund returned about 31% for both Investor and Admiral Shares. The fund’s returns exceeded the return of its benchmark, the Standard & Poor’s 500 Index, as well as the average return for its large-capitalization core fund peers.

The fund posted double-digit results in all ten market sectors for the 12-month period. Stocks in the information technology, financial, and consumer discretionary sectors were among the strongest performers.

Note: If you hold shares in a taxable account, you may wish to review the table and discussion of after-tax returns for the fiscal year, based on the highest tax braket, later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, 2012, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

2

Although U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency.

That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.19%

The fund expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratios were 0.36% for Investor Shares and 0.25% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Core Funds.

4

Strong stock selection boosted the fund’s returns
Vanguard Growth and Income Fund seeks to outperform the Standard & Poor’s 500 Index. The fund’s quantitative investment approach results in risk and sector profiles that are similar to those of its benchmark index, while providing broad exposure to a diverse group of large- and mid-cap U.S. companies.

During the past 12 months, the fund met its objective of outpacing the S&P 500 Index while maintaining sector weightings and other portfolio characteristics similar to those of the index. Information technology stocks—which constituted about 20% of the fund’s holdings, on average, during the period—contributed to the advance, adding more than 6 percentage points to total returns. The advisors’ strong stock selection in computer companies—especially those that have capitalized on the high demand for smartphones and tablets—also boosted the fund’s results relative to the benchmark.

Financial and consumer discretionary stocks also added significantly to total returns. Consumer finance stocks and REITs were among the top contributors to the fund’s strong overall showing in financials. The fund’s holdings among insurance firms and diversified financial services companies tempered results somewhat.

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Growth and Income Fund Investor Shares	7.11%
S&P 500 Index	8.01
Large-Cap Core Funds Average	6.30
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Within the consumer discretionary category, the shares of retailers, including internet retailers, helped elevate returns. The fund also benefited from its holdings in energy and consumer staples stocks.

An approach designed for competitive performance
For the ten-year period ended September 30, 2012, Investor Shares of Vanguard Growth and Income Fund returned an average of 7.11% a year, trailing the 8.01% average annual return of the fund’s benchmark index. The fund outperformed the 6.30% average annual return of large-cap core funds.

Last year, the fund restructured its advisory arrangement, moving from a single manager to a multimanager approach. The early results have been consistent with our expectation that the fund is well-positioned to deliver competitive long-term returns. The fund’s three talented advisory teams are aided in their efforts by its low costs.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

6

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2012

7

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 31.27% for the 12 months ended September 30, 2012. The Admiral Shares returned 31.40%. The benchmark S&P 500 Index returned 30.20%, while the average return of large-cap core funds was 27.34%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on October 17, 2012.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Equity Investment	33	1,446	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
D. E. Shaw Investment	33	1,442	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Los Angeles Capital	33	1,432	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Cash Investments	1	69	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

8

D. E. Shaw Investment Management, L.L.C.

Portfolio Manager:
Anthony Foley, Managing Director and Chief Investment Officer

Macroeconomic pressures such as Europe’s sovereign-debt crisis and concerns about slowing growth, particularly in the United States, significantly affected U.S. equity markets during the fiscal year. The European crisis dominated perceptions of equity valuations in the early part of the fourth quarter of 2011. However, positive news suggesting that the U.S. economy was recovering, albeit slowly, began to outweigh negative news from Europe toward the end of the fourth quarter. This appeared to help drive equity markets higher, and that trend continued through the first quarter of 2012 amid signs that the U.S. economy was gaining strength.

The start of the second quarter saw investor sentiment shift as markets pulled back from the “risk-on” trade that dominated the first quarter. Those macro headwinds abated to some extent in the third quarter when the European Central Bank unveiled new policy initiatives to address the Eurozone crisis, the U.S. Federal Reserve announced another round of quantitative easing, and considerable speculation swirled that China would relax monetary policy to reinvigorate economic growth.

We generally attribute portfolio performance to three major sources: bottom-up stock selection; exposure to common risk factors such as value, growth, and market capitalization; and exposure to industry groups. Based on our analysis, the vast majority of our portfolio’s performance was attributable to stock selection. Among the biggest contributors to the portfolio’s excess return over the period were overweight positions in Apple, Marathon Petroleum, and priceline.com. The three largest single-stock detractors from excess return were overweights in Marvell Technology Group, International Flavors & Fragrances, and Occidental Petroleum.

Common risk factors had a modest positive net impact on the portfolio’s relative performance. The largest single positive contribution was a modest tilt toward stocks with high earnings estimates, and the largest detractor was a tilt toward higher-volatility stocks. Industry and sector exposures modestly influenced excess return. The net impact of sector and industry deviations from benchmark weights on portfolio returns over the fiscal year was modestly positive. The largest positive contributor to excess return was the building supplies industry; the largest detractor was the drug research, biotechnology, and therapeutics industry.

9

We believe that substantial disappointment about prospects for economic growth in the United States and globally in general or a resurgence of concerns about Europe’s debt crisis—or both—remain clear risks. Furthermore, absent a concrete plan by the U.S. government to address the federal deficit, the consequences of the so-called fiscal cliff—that is, reduced government outlays and the expiration of certain tax cuts—could play an increasingly important role in the deliberations of market participants in coming quarters.

Los Angeles Capital

Portfolio Managers:
Thomas D. Stevens, CFA, Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

The S&P 500 Index gained 30.20% for the fiscal year ended September 30, 2012, generating significant gains in three out of four quarters. Market participation was broad, with all sectors except utilities generating returns exceeding 20%. With downward revisions in global growth rates, the European Central Bank and the Federal Reserve have taken aggressive steps to ward off deflationary risks. Over the past 18 months, long-term U.S. Treasury yields fell from 4.51% to 2.83%, with real yields falling from 1.88% to only 0.43%. Despite lower growth rates and an expectation of negative earnings growth for S&P 500 constituents for the trailing year, the surge in prices suggests that investors think the Fed will ultimately succeed in stimulating growth without introducing unwanted inflation.

An analysis of equity factors over this period shows that size, momentum, and earnings quality contributed positively to return. The largest companies with strong balance sheets, higher-quality earnings, and positive estimate revisions generally performed the best. The banking industry benefited most directly from the Fed’s aggressive steps, rising 48%. Although riskier, more volatile securities rebounded in anticipation of monetary easing, it is interesting to note that the market again turned cautious one day after the Fed’s September 13 announcement of the third round of easing, suggesting that the Fed’s influence in supporting asset prices may be nearing an end.

Equity risk as measured by the Chicago Board Options Exchange Volatility Index fell from 38.8% one year ago to 15.7% at the end of September, a level close to the index’s long-term average. Although falling volatilities suggest that investors’ financial concerns have for the moment subsided, investors must further recognize that three significant risks are on the horizon. First, how will fiscal deleveraging affect growth rates? Second, how will central banks control inflation when growth rates pick up? And finally, how will increased regulation in the financial and health care sectors affect productivity?

Over the 12-month period, the portfolio maintained its bias toward higher-quality, lower-beta securities. Portfolio attribution shows that an underweighting in four large banks—JP Morgan Chase, Wells Fargo, Bank of America, and Citigroup—detracted from returns. Adding value was positive stock selection in technology, consumer

10

staples, consumer discretionary, and utilities, where we favored larger-cap companies with high earnings quality.

Despite strong equity returns over the past year, our models remain defensive. We continue to favor larger companies with strong balance sheets and high earnings quality and above-average payout ratios. We remain underweighted in riskier, more speculative companies. Our largest sector overweight is in finance, and our largest underweights are in energy and technology.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal
James P. Stetler, Principal
Michael R. Roach, CFA

For the 12-month period ended September 30, 2012, the Growth and Income Fund’s Investor Shares returned 31.27%, outperforming the fund’s benchmark’s gain of 30.20%. The full fiscal year presented two very different halves. For the first six months, large-cap stocks, the focus of your investment in the fund, rose sharply, gaining almost 26%. By the second half, however, the market’s momentum slowed dramatically, moving ahead by 3%. Although all ten sector groups generated positive returns within the benchmark, results were best in consumer discretionary, telecommunications, and financial companies. Utilities and consumer staples results were the laggards within the large-cap stock universe.

Equity markets have staged quite a rally since last fall, but investor concerns and economic uncertainty are still prominent. The United States faces a “fiscal cliff” scenario that could send us into recession if not resolved, and investors have renewed worries over the Eurozone crisis and slowing growth in China. Add to that stagnant employment, election-year uncertainty, and a lack of clarity on corporate profits, and it’s easy to see why investors’ appetite for riskier assets may be put on hold for a while. Market volatility, though it declined substantially during this period, is likely to persist amid our unresolved budget, deficit, and employment problems and anemic world economic growth.

Although it’s important to understand how these macro factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals and employs five components:

• Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings as a factor in how much we pay for them.

• Management decisions, which assesses the actions taken by company management that signal its informed opinions regarding a firm’s prospects and earnings.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

11

• Quality, which measures balance-sheet strength and the sustainability of earnings.

Our risk-control process then neutralizes our exposure to market capitalization, volatility, and industry risks relative to our benchmark. In our view, the rewards available do not justify such risk exposures.

The results from our stock selection model continued the trend from the first six months of the year. Our quality and management decisions indicators were effective in distinguishing the outperformers from the underperformers, whereas our valuation indicator was ineffective and detracted from our results. The portfolio experienced modest gains from our growth and market sentiment signals.

The model’s effectiveness across sectors was strong, as we produced positive stock selection results in seven of the ten sectors in the benchmark. The materials, consumer discretionary, and energy sectors in the portfolio performed the best. Utilities, health care, and consumer staples underperformed.

At the individual stock level, the largest contributors came from overweight positions in Marathon Petroleum, CF Industries, and Constellation Brands. In addition, when comparing the portfolio’s performance to that of its benchmark, we benefited from underweighting or avoiding poor-performing stocks such as Hewlett-Packard, Electronic Arts, and Unum Group.

Unfortunately, we could not avoid all poor performers. Overweight positions in Helmerich & Payne and Goodyear Tire & Rubber directly lowered performance. Underweighting companies such as Walt Disney, Google, and Visa that our model’s fundamentals did not positively identify hurt our overall outperformance relative to our benchmark.

Although we cannot predict how broader political or economic events will affect the markets, we are confident that the stock market will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

12

Growth and Income Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.93%	2.04%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	841	500	3,638
Median Market Cap	$65.4B	$57.5B	$35.6B
Price/Earnings Ratio	15.4x	16.1x	17.0x
Price/Book Ratio	2.2x	2.2x	2.2x
Return on Equity	18.5%	19.3%	18.0%
Earnings Growth Rate	10.8%	10.6%	10.4%
Dividend Yield	2.3%	2.1%	2.0%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	102%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer Discretionary	11.6%	11.0%	12.0%
Consumer Staples	10.5	10.9	9.5
Energy	10.8	11.3	10.4
Financials	16.1	14.6	16.0
Health Care	11.5	12.0	11.9
Industrials	9.6	9.8	10.6
Information Technology	20.2	20.1	19.2
Materials	3.0	3.5	3.9
Telecommunication
Services	3.3	3.3	2.9
Utilities	3.4	3.5	3.6

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	1.01	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.9%
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
General Electric Co.	Industrial
	Conglomerates	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.1
Pfizer Inc.	Pharmaceuticals	2.0
International Business	IT Consulting &
Machines Corp.	Other Services	2.0
Chevron Corp.	Integrated Oil & Gas	1.9
Microsoft Corp.	Systems Software	1.9
Philip Morris
International Inc.	Tobacco	1.8
Wells Fargo & Co.	Diversified Banks	1.7
Top Ten		24.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratios were 0.36% for Investor Shares and 0.25% for Admiral Shares.

13

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth and Income Fund Investor
	Shares	31.27%	-0.23%	7.11%	$19,880
••••••••	S&P 500 Index	30.20	1.05	8.01	21,615
– – – –	Large-Cap Core Funds Average	27.34	-0.19	6.30	18,427
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	8.77	23,184
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	31.40%	-0.11%	7.26%	$100,811
S&P 500 Index	30.20	1.05	8.01	108,075
Dow Jones U.S. Total Stock Market Index	30.00	1.53	8.77	115,920

See Financial Highlights for dividend and capital gains information.

14

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

15

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.2%)[1]
Consumer Discretionary (11.4%)
	Home Depot Inc.	700,632	42,297
	Comcast Corp. Class A	1,096,508	39,222
	Wyndham Worldwide
	Corp.	519,234	27,249
	McDonald’s Corp.	270,524	24,821
*	DIRECTV	426,957	22,398
*	O’Reilly Automotive Inc.	252,746	21,135
*	Amazon.com Inc.	79,430	20,201
	Viacom Inc. Class B	354,210	18,982
	TJX Cos. Inc.	408,947	18,317
	Walt Disney Co.	321,125	16,788
	Gap Inc.	424,116	15,175
	Macy’s Inc.	363,300	13,667
*	priceline.com Inc.	21,643	13,391
	Lowe’s Cos. Inc.	437,100	13,218
	Time Warner Cable Inc.	136,300	12,957
	CBS Corp. Class B	314,504	11,426
	Time Warner Inc.	242,545	10,995
*	Goodyear Tire & Rubber
	Co.	658,395	8,026
	News Corp. Class A	323,518	7,936
	Newell Rubbermaid Inc.	414,200	7,907
	Expedia Inc.	136,340	7,886
*	AutoZone Inc.	20,024	7,402
	Coach Inc.	131,610	7,373
	Harley-Davidson Inc.	172,800	7,322
	NIKE Inc. Class B	69,960	6,640
	Target Corp.	91,694	5,820
	Whirlpool Corp.	67,300	5,580
	Cablevision Systems Corp.
	Class A	342,074	5,422
	H&R Block Inc.	294,200	5,098
	Ford Motor Co.	472,400	4,658
*	TripAdvisor Inc.	136,436	4,493
	Limited Brands Inc.	86,810	4,276
	Starbucks Corp.	83,717	4,249
	Ralph Lauren Corp. Class A	27,733	4,194

			Market
			Value
		Shares	($000)
	Genuine Parts Co.	65,966	4,026
	Washington Post Co.
	Class B	10,800	3,921
	Best Buy Co. Inc.	136,100	2,340
	Ross Stores Inc.	35,580	2,298
*	NVR Inc.	2,700	2,280
	Nordstrom Inc.	41,222	2,275
	Family Dollar Stores Inc.	33,771	2,239
	Marriott International Inc.
	Class A	49,800	1,947
*	AutoNation Inc.	44,140	1,928
	Gannett Co. Inc.	98,914	1,756
*	Dollar Tree Inc.	36,280	1,751
*	Discovery
	Communications Inc.	28,300	1,586
	Kohl’s Corp.	28,400	1,455
	Yum! Brands Inc.	20,300	1,347
*	Bed Bath & Beyond Inc.	20,900	1,317
	Harman International
	Industries Inc.	28,500	1,316
	Starwood Hotels &
	Resorts Worldwide Inc.	22,000	1,275
*	Fossil Inc.	14,000	1,186
*	Sears Holdings Corp.	20,700	1,149
	Omnicom Group Inc.	20,700	1,067
	Ameristar Casinos Inc.	57,480	1,023
*	Chipotle Mexican Grill Inc.
	Class A	3,140	997
	Hasbro Inc.	22,807	871
	Domino’s Pizza Inc.	20,200	762
	Six Flags Entertainment
	Corp.	11,346	667
*	Fifth & Pacific Cos. Inc.	49,600	634
	Wynn Resorts Ltd.	5,475	632
*	Penn National Gaming Inc.	14,300	616
*	Imax Corp.	25,674	511
*	Live Nation Entertainment
	Inc.	54,080	466
*	Orbitz Worldwide Inc.	180,221	460

16

Growth and Income Fund

			Market
			Value
		Shares	($000)
	International Game
	Technology	32,700	428
*	Charter Communications Inc.
	Class A	5,600	420
*	Boyd Gaming Corp.	57,700	407
*	Big Lots Inc.	13,168	390
	Movado Group Inc.	11,100	374
*	Apollo Group Inc. Class A	9,800	285
*	Biglari Holdings Inc.	746	272
*	Liberty Media Corp. -
	Liberty Capital Class A	2,200	229
	Signet Jewelers Ltd.	4,300	210
	Interpublic Group of
	Cos. Inc.	18,535	206
	Churchill Downs Inc.	2,800	176
*	Netflix Inc.	3,200	174
*	Beazer Homes USA Inc.	48,500	172
	McGraw-Hill Cos. Inc.	2,965	162
*	Sally Beauty Holdings Inc.	5,300	133
*	Barnes & Noble Inc.	10,200	130
*	Liberty Global Inc.	2,200	124
	Scripps Networks
	Interactive Inc. Class A	1,900	116
*	Discovery Communications
	Inc. Class A	1,950	116
	Abercrombie & Fitch Co.	3,400	115
*	Liberty Global Inc. Class A	1,812	110
	Ethan Allen Interiors Inc.	4,300	94
*	Office Depot Inc.	26,100	67
*	Pinnacle Entertainment Inc.	4,880	60
*	American Apparel Inc.	38,397	59
*	Sears Hometown and
	Outlet Stores Inc.
	Rights Exp. 10/3/12	21,600	59
*	Carter’s Inc.	1,091	59
	Blyth Inc.	2,200	57
	Christopher & Banks Corp.	16,200	57
*	Bloomin’ Brands Inc.	3,300	54
	GameStop Corp. Class A	2,400	50
*	LodgeNet Interactive Corp.	75,900	49
	Lear Corp.	1,300	49
*	Capella Education Co.	1,200	42
*	Overstock.com Inc.	4,000	41
	RadioShack Corp.	16,700	40
*	New York & Co. Inc.	9,565	36
*	Pandora Media Inc.	3,200	35
	Hooker Furniture Corp.	2,584	34
*	Cumulus Media Inc. Class A	12,198	33
*	Career Education Corp.	7,649	29
	Ambassadors Group Inc.	5,104	28
*	Exide Technologies	8,800	27
*	Isle of Capri Casinos Inc.	3,462	24
*	Carmike Cinemas Inc.	1,875	21
*	Lee Enterprises Inc.	14,075	21
*	Build-A-Bear Workshop Inc.	3,780	15

			Market
			Value
		Shares	($000)
*	American Public Education
	Inc.	400	15
*	G-III Apparel Group Ltd.	400	14
	AH Belo Corp. Class A	2,937	14
	Universal Technical
	Institute Inc.	889	12
*	Ascena Retail Group Inc.	500	11
*	Kirkland’s Inc.	950	9
*	Pacific Sunwear of
	California Inc.	3,700	9
*	Meritage Homes Corp.	200	8
*	Coldwater Creek Inc.	9,000	7
*	Blue Nile Inc.	199	7
*	Chuy’s Holdings Inc.	300	7
	Lennar Corp. Class A	197	7
	Nutrisystem Inc.	617	6
*	Furniture Brands
	International Inc.	4,200	6
*	Valuevision Media
	Inc. Class A	2,463	6
	Standard Motor Products Inc.	295	5
*	Five Below Inc.	136	5
*	School Specialty Inc.	2,200	5
	American Greetings Corp.
	Class A	300	5
*	Corinthian Colleges Inc.	2,000	5
*	Reading International Inc.
	Class A	800	5
*	Education Management Corp.	1,300	4
*	rue21 inc	120	4
*	Body Central Corp.	300	3
*	Express Inc.	200	3
*	Vitacost.com Inc.	317	2
*	MTR Gaming Group Inc.	500	2
	Fred’s Inc. Class A	100	1
*	Summer Infant Inc.	500	1
			498,696
Consumer Staples (10.3%)
	Philip Morris
	International Inc.	860,881	77,428
	Procter & Gamble Co.	901,360	62,518
	Wal-Mart Stores Inc.	588,019	43,396
	Coca-Cola Co.	1,137,734	43,154
	CVS Caremark Corp.	640,540	31,015
	Kraft Foods Inc.	681,310	28,172
	Altria Group Inc.	736,048	24,577
	PepsiCo Inc.	325,851	23,060
	Kroger Co.	713,492	16,796
	Kimberly-Clark Corp.	160,431	13,762
	Costco Wholesale Corp.	131,370	13,153
	Reynolds American Inc.	237,542	10,295
	Walgreen Co.	251,100	9,150
*	Dean Foods Co.	553,630	9,052
	Colgate-Palmolive Co.	73,932	7,927

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Constellation Brands Inc.
	Class A	190,900	6,176
	Lorillard Inc.	42,439	4,942
	Dr Pepper Snapple Group
	Inc.	92,301	4,110
	Mead Johnson Nutrition Co.	48,385	3,546
	General Mills Inc.	86,350	3,441
	Sysco Corp.	102,599	3,208
	HJ Heinz Co.	38,890	2,176
	Estee Lauder Cos. Inc.
	Class A	35,221	2,169
	Beam Inc.	29,400	1,692
	Hormel Foods Corp.	43,700	1,278
	Clorox Co.	16,440	1,185
	Campbell Soup Co.	19,700	686
	ConAgra Foods Inc.	21,403	591
^	SUPERVALU Inc.	164,000	395
	Avon Products Inc.	21,500	343
	Tyson Foods Inc. Class A	17,100	274
*	Smart Balance Inc.	10,913	132
	Hershey Co.	1,807	128
	Kellogg Co.	1,607	83
*	Monster Beverage Corp.	1,400	76
*	Cott Corp.	6,100	48
	B&G Foods Inc. Class A	1,000	30
	Energizer Holdings Inc.	300	22
*	Post Holdings Inc.	700	21
*	Dole Food Co. Inc.	800	11
*	Natural Grocers by Vitamin
	Cottage Inc.	467	10
	Safeway Inc.	400	6
	Archer-Daniels-Midland Co.	200	5
*	Synutra International Inc.	800	4
			450,243
Energy (10.6%)
	Exxon Mobil Corp.	1,610,014	147,236
	Chevron Corp.	719,642	83,881
	ConocoPhillips	661,894	37,847
	Occidental Petroleum Corp.	363,295	31,265
	Marathon Petroleum Corp.	476,300	26,001
	Schlumberger Ltd.	347,419	25,129
	Phillips 66	472,102	21,891
	National Oilwell Varco Inc.	168,775	13,521
	Anadarko Petroleum Corp.	180,096	12,592
	EOG Resources Inc.	100,900	11,306
	Williams Cos. Inc.	284,900	9,963
	Spectra Energy Corp.	261,830	7,687
	Marathon Oil Corp.	241,600	7,144
	Devon Energy Corp.	98,891	5,983
	Tesoro Corp.	86,750	3,635
	Kinder Morgan Inc.	93,480	3,320
	Valero Energy Corp.	81,300	2,576
	Halliburton Co.	73,895	2,490
	Murphy Oil Corp.	37,840	2,032
*	Nabors Industries Ltd.	133,900	1,879

			Market
			Value
		Shares	($000)
*	Denbury Resources Inc.	94,300	1,524
	Nexen Inc.	55,100	1,396
*	Cameron International Corp.	15,600	875
	Hess Corp.	12,900	693
*	WPX Energy Inc.	32,599	541
	Diamond Offshore
	Drilling Inc.	7,700	507
	Baker Hughes Inc.	6,829	309
*	Hercules Offshore Inc.	50,300	245
*	SemGroup Corp. Class A	6,600	243
	SandRidge Mississippian
	Trust II	11,500	234
	Peabody Energy Corp.	7,296	163
	W&T Offshore Inc.	8,600	161
*	Cheniere Energy Inc.	10,200	159
*	Ocean Rig UDW Inc.	9,458	154
*	Renewable Energy Group
	Inc.	11,100	74
*	Lone Pine Resources Inc.	33,028	52
*	Halcon Resources Corp.	5,100	37
*	Willbros Group Inc.	4,900	26
*	Cal Dive International Inc.	13,600	21
*	Kosmos Energy Ltd.	1,400	16
	Noble Energy Inc.	169	16
*	Uranium Resources Inc.	29,100	15
	Noble Corp.	400	14
*	McDermott International Inc.	1,000	12
*	EPL Oil & Gas Inc.	600	12
*	Amyris Inc.	3,400	12
*	Oil States International Inc.	100	8
*	ZaZa Energy Corp.	2,464	7
*	Endeavour International Corp.	700	7
	QEP Resources Inc.	200	6
*	Newfield Exploration Co.	200	6
*	Rentech Inc.	2,500	6
	CONSOL Energy Inc.	200	6
*	Harvest Natural Resources
	Inc.	600	5
*	Alpha Natural Resources Inc.	814	5
*	Gevo Inc.	1,200	3
	DHT Holdings Inc.	300	2
*	Houston American Energy
	Corp.	1,404	1
			464,951
Exchange-Traded Fund (0.1%)
	SPDR S&P 500 ETF Trust	45,400	6,534

Financials (15.8%)
	Wells Fargo & Co.	2,144,180	74,039
	JPMorgan Chase & Co.	1,471,411	59,563
*	American International
	Group Inc.	1,189,390	39,000
*	Berkshire Hathaway Inc.
	Class B	404,924	35,714
	US Bancorp	1,041,024	35,707

18

Growth and Income Fund

		Market
		Value
	Shares	($000)
Bank of America Corp.	3,996,930	35,293
American Express Co.	516,585	29,373
Citigroup Inc.	720,900	23,588
Goldman Sachs Group Inc.	174,050	19,786
CME Group Inc.	286,290	16,404
Discover Financial Services	389,370	15,470
Torchmark Corp.	280,900	14,424
Simon Property Group Inc.	94,600	14,361
Equity Residential	248,855	14,317
Fifth Third Bancorp	859,100	13,325
Marsh & McLennan Cos.
Inc.	380,475	12,910
Invesco Ltd.	485,255	12,127
State Street Corp.	287,881	12,080
SLM Corp.	681,956	10,720
Allstate Corp.	250,100	9,906
HCP Inc.	221,345	9,845
Assurant Inc.	215,500	8,038
American Tower
Corporation	112,455	8,028
Public Storage	51,839	7,214
Health Care REIT Inc.	116,000	6,699
Kimco Realty Corp.	327,320	6,635
NASDAQ OMX Group Inc.	278,642	6,491
MetLife Inc.	185,100	6,379
Prudential Financial Inc.	112,900	6,154
Prologis Inc.	175,300	6,141
BB&T Corp.	183,800	6,095
AvalonBay Communities
Inc.	43,291	5,887
Ameriprise Financial Inc.	100,884	5,719
Progressive Corp.	267,833	5,555
BlackRock Inc.	30,920	5,513
Capital One Financial Corp.	92,634	5,281
Aon plc	99,800	5,219
Host Hotels & Resorts Inc.	311,400	4,998
Legg Mason Inc.	191,992	4,738
T. Rowe Price Group Inc.	74,701	4,729
Travelers Cos. Inc.	68,216	4,656
NYSE Euronext	175,400	4,324
SunTrust Banks Inc.	138,300	3,910
Ventas Inc.	61,200	3,810
Bank of New York Mellon
Corp.	167,213	3,782
Federated Investors Inc.
Class B	173,339	3,586
M&T Bank Corp.	36,689	3,491
Plum Creek Timber Co. Inc.	78,386	3,436
Chubb Corp.	38,409	2,930
Hudson City Bancorp Inc.	331,800	2,641
PNC Financial Services
Group Inc.	41,439	2,615
Unum Group	134,700	2,589
Apartment Investment &
Management Co. Class A	90,756	2,359

			Market
			Value
		Shares	($000)
	Loews Corp.	52,800	2,179
	People’s United
	Financial Inc.	178,492	2,167
	Granite Real Estate Inc.	58,970	2,117
	Equity Lifestyle
	Properties Inc.	30,871	2,103
	Morgan Stanley	91,200	1,527
	Erie Indemnity Co. Class A	22,889	1,471
*	IntercontinentalExchange
	Inc.	10,500	1,401
*	Genworth Financial Inc.
	Class A	244,070	1,277
	Aflac Inc.	25,387	1,216
	Vornado Realty Trust	12,300	997
	Newcastle Investment
	Corp.	122,300	921
	Huntington Bancshares Inc.	96,200	664
	Northern Trust Corp.	12,993	603
	XL Group plc Class A	24,467	588
	Lincoln National Corp.	20,039	485
	CNO Financial Group Inc.	47,500	458
	Symetra Financial Corp.	34,800	428
	ACE Ltd.	5,400	408
	Prospect Capital Corp.	30,500	351
*	Alleghany Corp.	1,000	345
	Starwood Property Trust Inc.	13,700	319
	American Assets Trust Inc.	10,853	291
*	NewStar Financial Inc.	23,000	276
*	Popular Inc.	15,300	267
*	First Industrial Realty
	Trust Inc.	17,800	234
	RLI Corp.	3,200	213
	KeyCorp	22,200	194
	Taubman Centers Inc.	2,300	176
*	eHealth Inc.	8,950	168
*	Central Pacific Financial Corp.	11,300	162
	White Mountains
	Insurance Group Ltd.	300	154
*	First BanCorp	32,200	142
	Retail Properties of
	America Inc.	12,400	140
	MarketAxess Holdings Inc.	4,397	139
	Potlatch Corp.	3,500	131
	Endurance Specialty
	Holdings Ltd.	2,900	112
	Washington REIT	3,500	94
	Cash America
	International Inc.	1,700	66
	Medley Capital Corp.	3,100	44
	EverBank Financial Corp.	2,864	39
	United Fire Group Inc.	1,453	37
*	Ezcorp Inc. Class A	1,500	34
	Sterling Financial Corp.	1,500	33
*	Hilltop Holdings Inc.	2,400	31

19

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Healthcare Trust of
	America Inc.	3,100	30
*	FelCor Lodging Trust Inc.	5,300	25
	SeaBright Holdings Inc.	2,200	24
	Kilroy Realty Corp.	500	22
*	Southwest Bancorp Inc.	2,042	22
	RLJ Lodging Trust	1,100	21
	First Financial Bankshares Inc.	500	18
*	Sunstone Hotel Investors Inc.	1,600	18
*	HomeTrust Bancshares Inc.	1,300	17
	Rouse Properties Inc.	1,200	17
	Terreno Realty Corp.	1,054	17
	Willis Group Holdings plc	400	15
	Post Properties Inc.	300	14
	Primerica Inc.	500	14
	Piedmont Office Realty
	Trust Inc. Class A	800	14
	Principal Financial Group Inc.	507	14
	Extra Space Storage Inc.	400	13
*	Strategic Hotels &
	Resorts Inc.	1,900	11
	Western Asset
	Mortgage Capital Corp.	500	11
	Getty Realty Corp.	569	10
*	HFF Inc. Class A	600	9
	Old Republic International
	Corp.	900	8
	Winthrop Realty Trust	700	8
	Acadia Realty Trust	299	7
*	Phoenix Cos. Inc.	226	7
*	FBR & Co.	2,060	6
	STAG Industrial Inc.	335	5
	Old National Bancorp	300	4
	Provident New York Bancorp	400	4
	FBL Financial Group Inc.
	Class A	101	3
	AmREIT Inc. Class B	200	3
*	Preferred Bank	196	3
	Heritage Financial Group Inc.	209	3
*	Virginia Commerce
	Bancorp Inc.	300	3
	Investors Real Estate Trust	300	2
	Parkway Properties Inc.	176	2
	NGP Capital Resources Co.	300	2
*	Global Indemnity plc	100	2
*	Netspend Holdings Inc.	211	2
*	Citizens Republic Bancorp
	Inc.	100	2
	SI Financial Group Inc.	100	1
	MidSouth Bancorp Inc.	6	—
			693,229
Health Care (11.3%)
	Pfizer Inc.	3,606,279	89,616
	Johnson & Johnson	861,193	59,345
	Merck & Co. Inc.	1,219,666	55,007

			Market
			Value
		Shares	($000)
	Abbott Laboratories	468,649	32,131
	UnitedHealth Group Inc.	547,998	30,365
	Eli Lilly & Co.	534,792	25,354
	Bristol-Myers Squibb Co.	611,132	20,626
	Amgen Inc.	184,826	15,585
	McKesson Corp.	170,970	14,709
	Baxter International Inc.	184,868	11,140
	Aetna Inc.	250,320	9,913
	WellPoint Inc.	168,912	9,799
*	Biogen Idec Inc.	62,949	9,394
	Covidien plc	151,900	9,026
*	Celgene Corp.	115,660	8,836
	Cardinal Health Inc.	211,610	8,246
	Zimmer Holdings Inc.	118,300	7,999
*	Mylan Inc.	312,900	7,635
*	DaVita Inc.	64,300	6,662
	Thermo Fisher Scientific
	Inc.	112,711	6,631
	Allergan Inc.	63,300	5,797
*	Gilead Sciences Inc.	78,800	5,227
*	Tenet Healthcare Corp.	764,185	4,791
	Medtronic Inc.	106,410	4,588
	Becton Dickinson and Co.	54,002	4,242
*	Life Technologies Corp.	86,700	4,238
	AmerisourceBergen Corp.
	Class A	102,810	3,980
*	Forest Laboratories Inc.	109,447	3,897
	Humana Inc.	47,716	3,347
*	Alexion Pharmaceuticals
	Inc.	28,900	3,306
	Stryker Corp.	41,110	2,288
*	XenoPort Inc.	123,600	1,416
*	Intuitive Surgical Inc.	2,822	1,399
*	Boston Scientific Corp.	212,800	1,221
*	CareFusion Corp.	34,899	991
*	Illumina Inc.	20,100	969
*	Allscripts Healthcare
	Solutions Inc.	50,388	626
	HCA Holdings Inc.	12,502	416
	Patterson Cos. Inc.	11,252	385
*	Medivation Inc.	6,400	361
*	Watson Pharmaceuticals
	Inc.	4,000	341
	Teleflex Inc.	4,900	337
	PerkinElmer Inc.	9,280	273
*	PharMerica Corp.	21,100	267
*	Emergent Biosolutions Inc.	17,100	243
*	Furiex Pharmaceuticals Inc.	11,800	225
*	Pain Therapeutics Inc.	41,997	212
*	Sequenom Inc.	59,100	209
*	Questcor
	Pharmaceuticals Inc.	8,400	155
*,^	StemCells Inc.	70,751	146
*	ViroPharma Inc.	4,500	136
*	Theravance Inc.	5,200	135

20

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Threshold
	Pharmaceuticals Inc.	17,300	125
*	MEDNAX Inc.	1,600	119
*	Idenix Pharmaceuticals Inc.	19,500	89
*	Health Net Inc.	3,900	88
*	Array BioPharma Inc.	14,451	85
*	LCA-Vision Inc.	20,797	84
*	Synta Pharmaceuticals Corp.	10,172	77
*	MedAssets Inc.	4,076	73
*	AMAG Pharmaceuticals Inc.	4,016	71
*	Omeros Corp.	6,371	60
*	Sunesis Pharmaceuticals Inc.	8,785	50
*	HealthSouth Corp.	2,000	48
*	AngioDynamics Inc.	3,942	48
*	Exelixis Inc.	9,600	46
*	Neuralstem Inc.	34,069	43
*	BioDelivery Sciences
	International Inc.	5,700	36
*	Keryx Biopharmaceuticals
	Inc.	11,800	33
*	Nanosphere Inc.	9,700	32
*	Optimer Pharmaceuticals
	Inc.	2,247	32
*	Cambrex Corp.	2,700	32
*	Santarus Inc.	3,300	29
*	TranS1 Inc.	10,180	27
	Invacare Corp.	1,869	26
*	ACADIA Pharmaceuticals
	Inc.	10,415	26
*	Globus Medical Inc.	1,400	25
*	Achillion Pharmaceuticals Inc.	2,100	22
*	Nymox Pharmaceutical Corp.	2,800	19
*	SIGA Technologies Inc.	5,900	19
*	Infinity Pharmaceuticals Inc.	800	19
*	GTx Inc.	3,100	14
*	Arqule Inc.	2,647	13
*	Staar Surgical Co.	1,400	11
*	Enzon Pharmaceuticals Inc.	1,520	11
	Hill-Rom Holdings Inc.	300	9
*	Biosante Pharmaceuticals Inc.	4,189	8
*	Neurocrine Biosciences Inc.	900	7
*	Discovery Laboratories Inc.	2,100	7
*	Hospira Inc.	200	7
*	Alnylam Pharmaceuticals Inc.	300	6
*	Hologic Inc.	227	5
*	Biolase Inc.	2,350	4
*	Myrexis Inc.	1,550	4
*	Pacific Biosciences of
	California Inc.	2,000	4
*	Repligen Corp.	612	4
*	Rigel Pharmaceuticals Inc.	300	3
*	Anika Therapeutics Inc.	200	3
*	Masimo Corp.	116	3
*	Pozen Inc.	300	2
*	SurModics Inc.	89	2

			Market
			Value
		Shares	($000)
*	Ventrus Biosciences Inc.	400	1
*	Gentiva Health Services Inc.	101	1
*	Accretive Health Inc.	100	1
*	Alimera Sciences Inc.	400	1
			495,797
Industrials (9.4%)
	General Electric Co.	4,425,774	100,509
	Union Pacific Corp.	219,588	26,065
	General Dynamics Corp.	384,481	25,422
	United Parcel Service Inc.
	Class B	296,393	21,213
	Lockheed Martin Corp.	205,574	19,197
	Northrop Grumman Corp.	286,692	19,045
	Caterpillar Inc.	214,821	18,483
	Tyco International Ltd.	326,980	18,396
	Raytheon Co.	314,049	17,951
	Boeing Co.	212,250	14,777
	Ingersoll-Rand plc	249,400	11,178
	United Technologies Corp.	129,350	10,127
	Parker Hannifin Corp.	116,720	9,755
	L-3 Communications
	Holdings Inc.	120,964	8,674
	CSX Corp.	409,686	8,501
	Equifax Inc.	180,000	8,384
	Textron Inc.	306,900	8,032
	Emerson Electric Co.	117,529	5,673
	Honeywell International Inc.	94,169	5,627
	3M Co.	59,180	5,469
	Republic Services Inc.
	Class A	189,900	5,224
	Precision Castparts Corp.	31,037	5,070
	Norfolk Southern Corp.	61,802	3,932
	Southwest Airlines Co.	443,600	3,890
	Xylem Inc.	119,271	3,000
	Cintas Corp.	67,600	2,802
	Covanta Holding Corp.	136,800	2,347
	Cummins Inc.	25,197	2,323
	Waste Management Inc.	69,500	2,230
	Illinois Tool Works Inc.	36,650	2,180
	Pentair Inc.	42,500	1,892
*	Sensata Technologies
	Holding NV	51,900	1,545
*	Verisk Analytics Inc. Class A	30,700	1,462
	Rockwell Automation Inc.	18,937	1,317
	C.H. Robinson
	Worldwide Inc.	20,500	1,200
	Iron Mountain Inc.	28,300	965
	WW Grainger Inc.	4,266	889
	Fluor Corp.	14,918	840
	Avery Dennison Corp.	26,100	831
*	Nielsen Holdings NV	20,200	606
	Expeditors International
	of Washington Inc.	16,400	596
	AAR Corp.	32,274	530
*	EnerNOC Inc.	40,000	519

21

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Ryder System Inc.	11,631	454
*	Old Dominion Freight
	Line Inc.	14,500	437
	Robert Half International Inc.	16,200	431
	Dun & Bradstreet Corp.	5,300	422
*	Genesee & Wyoming Inc.
	Class A	5,500	368
	Pitney Bowes Inc.	22,300	308
	Towers Watson & Co.
	Class A	5,300	281
*	Babcock & Wilcox Co.	11,000	280
*	Swift Transportation Co.	32,240	278
*	Engility Holdings Inc.	14,297	264
*	Shaw Group Inc.	6,000	262
	Stanley Black & Decker Inc.	3,000	229
*	DigitalGlobe Inc.	9,309	190
*	FuelCell Energy Inc.	188,700	166
	Roper Industries Inc.	1,500	165
	Cooper Industries plc	1,740	131
*	Spirit Aerosystems
	Holdings Inc. Class A	4,700	104
*	Huntington Ingalls
	Industries Inc.	2,200	93
	US Ecology Inc.	4,259	92
*	Odyssey Marine
	Exploration Inc.	26,700	84
*	Fuel Tech Inc.	20,100	84
	Costamare Inc.	4,900	75
*	AerCap Holdings NV	5,900	74
	Rollins Inc.	3,141	73
*	Nortek Inc.	1,304	71
	Quad/Graphics Inc.	4,000	68
	Brink’s Co.	2,200	57
	Albany International Corp.	2,200	48
	American Science &
	Engineering Inc.	682	45
*	Sykes Enterprises Inc.	3,075	41
*	Rexnord Corp.	2,100	38
*	Teledyne Technologies Inc.	400	25
	Crane Co.	600	24
*	Esterline Technologies Corp.	400	22
*	Pendrell Corp.	18,600	21
	H&E Equipment
	Services Inc.	1,400	17
	Apogee Enterprises Inc.	850	17
	Star Bulk Carriers Corp.	27,146	16
*	Federal Signal Corp.	2,574	16
*	American Reprographics Co.	3,710	16
*	CRA International Inc.	900	16
*	Xerium Technologies Inc.	4,427	16
	Heartland Express Inc.	1,100	15
	Harsco Corp.	700	14
	Safe Bulkers Inc.	2,300	13
	Mueller Water Products Inc.
	Class A	2,700	13

			Market
			Value
		Shares	($000)
*	WABCO Holdings Inc.	200	12
	Alliant Techsystems Inc.	200	10
*	NCI Building Systems Inc.	900	9
*	Jacobs Engineering
	Group Inc.	200	8
*	Pacer International Inc.	1,949	8
	Fastenal Co.	170	7
*	Zipcar Inc.	900	7
	Encore Wire Corp.	233	7
*	Quality Distribution Inc.	600	6
*	GeoEye Inc.	200	5
	Kaman Corp.	135	5
	Aceto Corp.	482	5
*	AECOM Technology Corp.	200	4
	Briggs & Stratton Corp.	216	4
*	MYR Group Inc.	200	4
*	Performant Financial Corp.	361	4
	John Bean Technologies
	Corp.	200	3
*	CPI Aerostructures Inc.	300	3
*	Tecumseh Products Co.
	Class A	568	3
	Acorn Energy Inc.	300	3
*	ACCO Brands Corp.	400	3
			414,762
Information Technology (19.8%)
	Apple Inc.	321,883	214,780
	International Business
	Machines Corp.	431,259	89,465
	Microsoft Corp.	2,770,074	82,493
*	Google Inc. Class A	74,679	56,345
	Cisco Systems Inc.	2,178,997	41,597
	QUALCOMM Inc.	641,166	40,066
	Intel Corp.	1,582,959	35,901
	Oracle Corp.	1,114,625	35,100
	Visa Inc. Class A	242,558	32,571
	Mastercard Inc. Class A	47,620	21,499
	Accenture plc Class A	268,200	18,782
*	eBay Inc.	297,866	14,420
	Motorola Solutions Inc.	259,387	13,112
	Seagate Technology plc	346,810	10,751
	Western Digital Corp.	251,500	9,741
	KLA-Tencor Corp.	201,905	9,632
*	LSI Corp.	1,225,300	8,467
	Hewlett-Packard Co.	478,228	8,159
*	Citrix Systems Inc.	103,523	7,927
	CA Inc.	303,640	7,823
*	EMC Corp.	282,400	7,701
*	Symantec Corp.	420,600	7,571
	Total System Services Inc.	315,700	7,482
	Intuit Inc.	121,600	7,160
	Jabil Circuit Inc.	315,100	5,899
*	Yahoo! Inc.	352,374	5,629
*	VeriSign Inc.	91,500	4,455
*	F5 Networks Inc.	41,410	4,336

22

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Marvell Technology
	Group Ltd.	367,200	3,360
	Texas Instruments Inc.	112,102	3,088
	Fidelity National
	Information Services Inc.	96,090	3,000
*	Juniper Networks Inc.	174,024	2,978
*	AOL Inc.	84,000	2,959
*	Zebra Technologies Corp.	73,600	2,763
*	Autodesk Inc.	82,300	2,746
*	Advanced Micro
	Devices Inc.	793,500	2,674
	Analog Devices Inc.	66,284	2,598
*	Red Hat Inc.	44,600	2,540
*	Lam Research Corp.	75,300	2,393
*	NetApp Inc.	71,200	2,341
*	NVIDIA Corp.	173,900	2,320
	TE Connectivity Ltd.	67,898	2,309
*	BMC Software Inc.	51,400	2,133
	Applied Materials Inc.	155,025	1,731
	Xerox Corp.	198,400	1,456
	Automatic Data
	Processing Inc.	24,400	1,431
*	Teradata Corp.	18,800	1,418
*	Fiserv Inc.	17,600	1,303
	Paychex Inc.	37,400	1,245
	Linear Technology Corp.	27,101	863
*	First Solar Inc.	36,000	797
*	CoreLogic Inc.	29,600	785
	Dell Inc.	71,816	708
	Harris Corp.	12,600	645
	Computer Sciences Corp.	16,500	531
	Microchip Technology Inc.	16,178	530
	Molex Inc.	15,100	397
*	Silicon Image Inc.	84,700	389
*	Electronic Arts Inc.	29,088	369
*	Vocus Inc.	16,600	333
*	NCR Corp.	12,600	294
	InterDigital Inc.	6,000	224
	FLIR Systems Inc.	10,630	212
	Altera Corp.	6,000	204
	Avago Technologies Ltd.	5,700	199
*	Agilysys Inc.	21,400	184
*	Brocade Communications
	Systems Inc.	27,100	160
	Loral Space &
	Communications Inc.	2,100	149
*	Acxiom Corp.	7,638	140
*	Progress Software Corp.	6,100	130
*	VistaPrint NV	3,740	128
*	Travelzoo Inc.	5,024	118
*	Quest Software Inc.	2,700	76
*	ShoreTel Inc.	17,150	70
	Tessera Technologies Inc.	4,704	64
*	Sonus Networks Inc.	27,500	52
*	Ancestry.com Inc.	1,300	39

			Market
			Value
		Shares	($000)
*	Aspen Technology Inc.	1,500	39
	IAC/InterActiveCorp	700	36
*	TeleCommunication
	Systems Inc. Class A	16,706	36
*	Peregrine
	Semiconductor Corp.	2,123	36
*	MoneyGram International
	Inc.	2,400	36
*,^	Ubiquiti Networks Inc.	2,500	30
*	Mattson Technology Inc.	29,900	29
*	Cognizant Technology
	Solutions Corp. Class A	400	28
*	Maxwell Technologies Inc.	3,200	26
	Black Box Corp.	1,000	25
*	AsiaInfo-Linkage Inc.	2,000	23
*	International Rectifier Corp.	1,400	23
*	IntraLinks Holdings Inc.	3,400	22
*	Riverbed Technology Inc.	900	21
*	AVG Technologies NV	2,000	19
	Micrel Inc.	1,500	16
*	Dolby Laboratories Inc.
	Class A	400	13
*	Quantum Corp.	8,033	13
*	Calix Inc.	2,000	13
	Xilinx Inc.	314	10
*	Powerwave Technologies
	Inc.	15,776	10
	Western Union Co.	485	9
*	Integrated Device
	Technology Inc.	1,500	9
*	Netscout Systems Inc.	312	8
*	Anaren Inc.	387	8
*	UTStarcom Holdings Corp.	7,200	7
*	MaxLinear Inc.	1,108	7
*	NXP Semiconductor NV	284	7
*	Arrow Electronics Inc.	200	7
	Corning Inc.	478	6
*	TNS Inc.	400	6
	Amphenol Corp. Class A	100	6
*	SunPower Corp. Class A	1,300	6
*	NCI Inc. Class A	700	5
*	Tech Data Corp.	100	5
	Digimarc Corp.	200	4
*	Imation Corp.	794	4
*	Rovi Corp.	300	4
*	Global Cash Access
	Holdings Inc.	525	4
*	WebMD Health Corp.	294	4
*	Acme Packet Inc.	229	4
*	Demand Media Inc.	357	4
*	EPAM Systems Inc.	200	4
*	Dice Holdings Inc.	400	3
*	TeleTech Holdings Inc.	171	3
*	Seachange International Inc.	358	3
*	Dynamics Research Corp.	300	2

23

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Amtech Systems Inc.	500	2
*	Smith Micro Software Inc.	969	2
*	FriendFinder Networks Inc.	1,250	1
*	Monster Worldwide Inc.	100	1
			867,089
Materials (2.9%)
	Monsanto Co.	342,300	31,156
	Freeport-McMoRan
	Copper & Gold Inc.	395,493	15,654
	Dow Chemical Co.	380,863	11,030
	PPG Industries Inc.	95,430	10,959
	EI du Pont de Nemours
	& Co.	213,452	10,730
	CF Industries Holdings Inc.	45,164	10,037
	Praxair Inc.	64,540	6,704
	Ball Corp.	146,640	6,204
	Sherwin-Williams Co.	25,200	3,753
	LyondellBasell
	Industries NV Class A	46,600	2,407
	Air Products & Chemicals
	Inc.	22,400	1,853
	Ecolab Inc.	23,440	1,519
	Newmont Mining Corp.	25,461	1,426
	International Flavors
	& Fragrances Inc.	23,151	1,379
	Georgia Gulf Corp.	37,900	1,373
*	Owens-Illinois Inc.	66,700	1,251
	Titanium Metals Corp.	88,795	1,139
	Airgas Inc.	11,740	966
	Cliffs Natural Resources Inc.	23,900	935
	Nucor Corp.	23,860	913
	United States Steel Corp.	46,550	888
	Eastman Chemical Co.	12,380	706
	American Vanguard Corp.	15,618	544
*	Headwaters Inc.	70,889	466
*	Louisiana-Pacific Corp.	36,400	455
	Eagle Materials Inc.	8,800	407
	Teck Resources Ltd.
	Class B	13,500	398
*	Mercer International Inc.	50,341	376
	Bemis Co. Inc.	11,800	371
	Schweitzer-Mauduit
	International Inc.	9,571	316
	Valspar Corp.	5,500	309
*,^	Rare Element
	Resources Ltd.	58,464	288
*	Clearwater Paper Corp.	5,200	215
	FMC Corp.	3,323	184
*	SunCoke Energy Inc.	11,239	181
	Sealed Air Corp.	11,100	172
*	Resolute Forest Products	12,726	165
	Rockwood Holdings Inc.	3,100	144
	PH Glatfelter Co.	5,737	102
	MeadWestvaco Corp.	2,900	89
	Barrick Gold Corp.	2,100	88

			Market
			Value
		Shares	($000)
	Commercial Metals Co.	4,200	55
	Noranda Aluminum
	Holding Corp.	8,075	54
*	US Silica Holdings Inc.	3,500	47
	Wausau Paper Corp.	4,200	39
*	General Moly Inc.	8,000	25
	Myers Industries Inc.	1,600	25
*	New Gold Inc.	1,400	17
	Alcoa Inc.	1,907	17
*	Northern Dynasty
	Minerals Ltd.	3,300	15
*	GSE Holding Inc.	1,768	14
	Cabot Corp.	300	11
	Goldcorp Inc.	200	9
	Allegheny Technologies Inc.	223	7
	Pan American Silver Corp.	291	6
*	WR Grace & Co.	100	6
	Hecla Mining Co.	883	6
*	Tahoe Resources Inc.	100	2
	Boise Inc.	200	2
*	Penford Corp.	100	1
			128,610
Telecommunication Services (3.2%)
	AT&T Inc.	2,430,538	91,631
	Verizon Communications
	Inc.	868,806	39,591
	CenturyLink Inc.	117,010	4,727
*	Sprint Nextel Corp.	584,700	3,228
*	Crown Castle
	International Corp.	22,540	1,445
	Frontier Communications
	Corp.	90,600	444
*	Leap Wireless
	International Inc.	55,696	380
	Windstream Corp.	18,500	187
	Cellcom Israel Ltd.	5,000	43
*	Vonage Holdings Corp.	5,347	12
*	MetroPCS
	Communications Inc.	591	7
	USA Mobility Inc.	67	1
			141,696
Utilities (3.4%)
	American Electric Power
	Co. Inc.	285,820	12,559
	PG&E Corp.	256,696	10,953
	DTE Energy Co.	159,680	9,571
	Pinnacle West Capital Corp.	157,911	8,338
	Entergy Corp.	119,400	8,274
	Public Service
	Enterprise Group Inc.	247,927	7,978
	Ameren Corp.	238,800	7,802
	Dominion Resources Inc.	146,027	7,731
	FirstEnergy Corp.	146,800	6,474
	CenterPoint Energy Inc.	295,850	6,302

24

Growth and Income Fund

			Market
			Value
		Shares	($000)
	NextEra Energy Inc.	84,890	5,970
	ONEOK Inc.	116,650	5,635
	Northeast Utilities	139,549	5,335
	Southern Co.	112,659	5,193
	Duke Energy Corp.	71,620	4,641
	Consolidated Edison Inc.	70,597	4,228
	CMS Energy Corp.	178,703	4,209
*	AES Corp.	380,600	4,175
	Exelon Corp.	107,410	3,822
	PPL Corp.	77,400	2,249
	NiSource Inc.	79,167	2,017
	Integrys Energy Group Inc.	38,277	1,998
	Xcel Energy Inc.	69,910	1,937
	Sempra Energy	28,196	1,818
	NRG Energy Inc.	79,300	1,696
	Wisconsin Energy Corp.	36,540	1,377
	Pepco Holdings Inc.	55,600	1,051
	AGL Resources Inc.	23,402	957
	TECO Energy Inc.	49,100	871
	SCANA Corp.	13,000	628
	ITC Holdings Corp.	5,069	383
	IDACORP Inc.	7,288	315
	NorthWestern Corp.	6,200	225
	MGE Energy Inc.	1,800	95
*	Calpine Corp.	4,900	85
	Southwest Gas Corp.	1,800	80
	WGL Holdings Inc.	1,800	72
	Chesapeake Utilities Corp.	1,107	52
	Great Plains Energy Inc.	800	18
	Alliant Energy Corp.	400	17
	Vectren Corp.	500	14
	UNS Energy Corp.	240	10
			147,155

Total Common Stocks (Cost $3,722,691)			4,308,762
Temporary Cash Investments (2.0%)[1]
Money Market Fund (1.8%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.163%	82,107,393	82,107

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Fannie Mae
Discount Notes,
0.135%, 12/12/12	8,000	7,998
[5,6] Federal Home Loan
Bank Discount Notes,
0.130%, 10/19/12	100	100
[4,5] Freddie Mac
Discount Notes,
0.160%, 10/16/12	100	100
		8,198
Total Temporary Cash Investments
(Cost $90,305)		90,305
Total Investments (100.2%)
(Cost $3,812,996)		4,399,067
Other Assets and Liabilities (-0.2%)
Other Assets		35,003
Liabilities[3]		(45,190)
		(10,187)
Net Assets (100%)		4,388,880

25

Growth and Income Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,730,391
Undistributed Net Investment Income	9,985
Accumulated Net Realized Losses	(936,553)
Unrealized Appreciation (Depreciation)
Investment Securities	586,071
Futures Contracts	(1,014)
Net Assets	4,388,880

Investor Shares—Net Assets
Applicable to 91,049,524 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,797,855
Net Asset Value Per Share—
Investor Shares	$30.73

Admiral Shares—Net Assets
Applicable to 31,705,945 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,591,025
Net Asset Value Per Share—
Admiral Shares	$50.18

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $595,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures  investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.4%, respectively, of net  assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the  7-day yield.
3 Includes $729,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the  Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $8,198,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full  faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1]	94,609
Interest[2]	182
Security Lending	637
Total Income	95,428
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,602
Performance Adjustment	250
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,018
Management and Administrative—Admiral Shares	1,593
Marketing and Distribution—Investor Shares	527
Marketing and Distribution—Admiral Shares	235
Custodian Fees	210
Auditing Fees	28
Shareholders’ Reports—Investor Shares	78
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	11
Total Expenses	13,558
Expenses Paid Indirectly	(44)
Net Expenses	13,514
Net Investment Income	81,914
Realized Net Gain (Loss)
Investment Securities Sold	436,084
Futures Contracts	27,066
Realized Net Gain (Loss)	463,150
Change in Unrealized Appreciation (Depreciation)
Investment Securities	546,580
Futures Contracts	11,711
Change in Unrealized Appreciation (Depreciation)	558,291
Net Increase (Decrease) in Net Assets Resulting from Operations	1,103,355
1 Dividends are net of foreign withholding taxes of $11,000
2 Interest income from an affiliated company of the fund was $173,000

See accompanying Notes, whhich are an integral part of the Financial Statements.

27

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	81,914	79,488
Realized Net Gain (Loss)	463,150	362,030
Change in Unrealized Appreciation (Depreciation)	558,291	(312,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,103,355	129,164
Distributions
Net Investment Income
Investor Shares	(51,327)	(53,125)
Admiral Shares	(27,485)	(26,147)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(78,812)	(79,272)
Capital Share Transactions
Investor Shares	(437,673)	(500,958)
Admiral Shares	122,956	(89,097)
Net Increase (Decrease) from Capital Share Transactions	(314,717)	(590,055)
Total Increase (Decrease)	709,826	(540,163)
Net Assets
Beginning of Period	3,679,054	4,219,217
End of Period[1]	4,388,880	3,679,054
1 Net Assets - End of Period includes undistributed net investment income of $9,985,000 and $6,880,000

See accompanying Notes, whhich are an integral part of the Financial Statements.

28

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.86	$23.98	$22.34	$25.84	$38.62
Investment Operations
Net Investment Income	.549	.482	.418	.447	.546
Net Realized and Unrealized Gain
(Loss) on Investments	6.846	(.124)	1.630	(3.453)	(8.758)
Total from Investment Operations	7.395	.358	2.048	(3.006)	(8.212)
Distributions
Dividends from Net Investment Income	(.525)	(.478)	(.408)	(.494)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	(4.008)
Total Distributions	(.525)	(.478)	(.408)	(.494)	(4.568)
Net Asset Value, End of Period	$30.73	$23.86	$23.98	$22.34	$25.84

Total Return[1]	31.27%	1.28%	9.24%	-11.29%	-23.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,798	$2,548	$3,020	$3,253	$3,919
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.32%	0.32%	0.35%	0.31%
Ratio of Net Investment Income
to Average Net Assets	1.94%	1.78%	1.74%	2.28%	1.69%
Portfolio Turnover Rate	102%	120%	94%	83%	96%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund Prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.04%), (0.04%), (0.04%), and (0.02%),

See accompanying Notes, whhich are an integral part of the Financial Statements.

29

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$38.97	$39.15	$36.48	$42.20	$63.08
Investment Operations
Net Investment Income	.952	.832	.722	.775	.963
Net Realized and Unrealized Gain
(Loss) on Investments	11.168	(.199)	2.666	(5.638)	(14.313)
Total from Investment Operations	12.120	.633	3.388	(4.863)	(13.350)
Distributions
Dividends from Net Investment Income	(.910)	(.813)	(.718)	(.857)	(.985)
Distributions from Realized Capital Gains	—	—	—	—	(6.545)
Total Distributions	(.910)	(.813)	(.718)	(.857)	(7.530)
Net Asset Value, End of Period	$50.18	$38.97	$39.15	$36.48	$42.20

Total Return[1]	31.40%	1.39%	9.37%	-11.15%	-23.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,591	$1,131	$1,199	$1,441	$1,907
Ratio of Total Expenses
to Average Net Assets[2]	0.25%	0.21%	0.21%	0.21%	0.16%
Ratio of Net Investment Income
to Average Net Assets	2.05%	1.89%	1.85%	2.42%	1.84%
Portfolio Turnover Rate	102%	120%	94%	83%	96%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund Prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.04%), (0.04%), (0.04%), and (0.02%),

See accompanying Notes, whhich are an integral part of the Financial Statements.

30

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented 4% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

31

Growth and Income Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees for D. E. Shaw Investment Management, L.L.C., are subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index. In accordance with the advisory contract entered into with Los Angeles Capital Management and Equity Research, Inc., beginning October 1, 2012, the investment advisory fee will be subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $543,000 for the year ended September 30, 2012.

For the year ended September 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets, before an increase of $250,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $611,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2012, these arrangements reduced the fund’s expenses by $44,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

32

Growth and Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,308,762	—	—
Temporary Cash Investments	82,107	8,198	—
Futures Contracts—Liabilities[1]	(350)	—	—
Total	4,390,519	8,198	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2012	190	68,125	(991)
E-mini S&P 500 Index	December 2012	64	4,589	(23)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2012, the fund realized gains on the sale of passive foreign investment companies of $3,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2012, had unrealized appreciation of $21,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at September 30, 2012, the fund had $22,338,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $469,055,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $937,041,000 to offset future net capital gains of $90,131,000 through September 30, 2017, and $846,910,000 through September 30, 2018.

33

Growth and Income Fund

At September 30, 2012, the cost of investment securities for tax purposes was $3,814,132,000. Net unrealized appreciation of investment securities for tax purposes was $584,935,000, consisting of unrealized gains of $645,689,000 on securities that had risen in value since their purchase and $60,754,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2012, the fund purchased $4,060,733,000 of investment securities and sold $4,077,434,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	196,350	6,915	212,372	7,984
Issued in Lieu of Cash Distributions	49,896	1,822	51,795	1,927
Redeemed	(683,919)	(24,460)	(765,125)	(29,070)
Net Increase (Decrease) —Investor Shares	(437,673)	(15,723)	(500,958)	(19,159)
Admiral Shares
Issued	303,344	6,585	352,128	8,358
Issued in Lieu of Cash Distributions	25,393	568	24,071	549
Redeemed	(205,781)	(4,475)	(465,296)	(10,508)
Net Increase (Decrease)—Admiral Shares	122,956	2,678	(89,097)	(1,601)

J. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $78,812,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

35

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	31.27%	-0.23%	7.11%
Returns After Taxes on Distributions	30.90	-0.90	6.62
Returns After Taxes on Distributions and Sale of Fund Shares	20.74	-0.31	6.18

36

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

37

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,035.03	$1.84
Admiral Shares	1,000.00	1,035.37	1.28
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.26	$1.83
Admiral Shares	1,000.00	1,023.82	1.27

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

38

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C., Los Angeles Capital Management and Equity Research, Inc., and The Vanguard Group, Inc. (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board noted the following:

D. E. Shaw Investment Management, L.L.C. Founded in 2005, DESIM is a global investment management and technology development firm. The firm employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM has managed a portion of the fund since 2011.

Los Angeles Capital Management and Equity Research, Inc. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The firm offers risk-controlled active equity portfolios managed both quantitatively and fundamentally. LA Capital employs a quantitative model that seeks to emphasize stocks with characteristics that investors are currently seeking and to underweight stocks with characteristics that investors are currently avoiding. LA Capital has managed a portion of the fund since 2011.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the fund’s investment performance since each advisor began managing the fund in 2011, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that each advisor has carried out the fund’s investment strategy in a disciplined fashion, and that performance results have allowed the fund to remain competitive versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

39

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

40

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

41

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

42

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior Management Team
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112012

Annual Report | September 30, 2012
Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund
Vanguard Structured Broad Market Fund

> For the 12 months ended September 30, 2012, Vanguard Structured Large-Cap Equity Fund returned more than 32% and Vanguard Structured Broad Market Fund returned more than 31%.

> The funds outpaced their benchmark indexes and the average returns of their peers.

> For both funds, stock selection in the energy and materials sectors drove a large part of the outperformance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Structured Large-Cap Equity Fund.	9
Structured Broad Market Fund.	22
About Your Fund’s Expenses.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	32.32%
Institutional Plus Shares	32.42
S&P 500 Index	30.20
Large-Cap Core Funds Average	27.34
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Broad Market Fund
Institutional Shares	31.43%
Institutional Plus Shares	31.56
Russell 3000 Index	30.20
Multi-Cap Core Funds Average	25.24
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$21.49	$27.83	$0.497	$0.000
Institutional Plus Shares	42.48	55.02	1.010	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$21.03	$27.10	$0.447	$0.000
Institutional Plus Shares	42.02	54.17	0.923	0.000

Chairman’s Letter

Dear Shareholder,

Over the past 12 months, stocks rebounded strongly from depressed levels. A large part of the gains came in the first six months as investors grew more optimistic about the economy. Returns were more modest in the second half of the fiscal year as concerns resurfaced about the pace of economic growth at home and abroad as well as the debt crisis in Europe.

Even as stocks rose across the board, gains differed modestly by market capitalization. Institutional Shares of the Structured Broad Market Fund returned 31.43% for the fiscal year, more than 1 percentage point better than the result for the benchmark Russell

3000 Index and about 6 percentage points better than the average return of peer funds. Institutional Shares of the Structured Large-Cap Equity Fund returned 32.32% for the same period, beating the return of the benchmark Standard & Poor’s 500 Index by about 2 percentage points and the average return of peer funds by about 5 percentage points.

The consumer discretionary, telecom-munication services, and financial sectors performed the best for both funds’ indexes, but the advisor found the most value for the funds versus their benchmarks among energy and materials stocks.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, 2012, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

U.S. stocks were the standouts, but European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency.

That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries,

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Some sectors had solid gains; others had even stronger ones
Whether you look at the broad market or the large-cap market, overall returns for the 12-month period were very similar, topping 30%, with all sectors posting double-digit increases. Consumer discretionary, telecommunication services, and financials returned about 35% or more.

Both funds generated even better returns than their benchmarks. The advisor, Vanguard Equity Income Group, matches the weighting of each sector in a fund to its weighting in the benchmark, but it uses quantitative models to determine which stocks to overweight, underweight, or avoid. This proprietary approach—which tends to favor high-quality, attractively priced stocks—worked well, with stock choices outpacing those in the benchmark in seven of ten sectors in the broad market fund and in eight of ten in the large-cap fund.

Energy stock selections contributed the most to both funds’ relative outper-formance. The funds held sizable stakes in a small number of oil-refining stocks that paid off handsomely as margins rose on unexpectedly tight refining capacity. In contrast, the funds avoided coal stocks, which suffered from weak demand.

The funds also significantly outpaced their indexes in materials, where certain chemical and fertilizer stocks benefited as food prices rose and as production costs fell because of cheap natural gas. Avoiding underperforming metals and mining stocks also helped relative performance.

Overall health care selection was disappointing for both funds. Certain holdings in the life sciences and health care equipment segments performed well, but not well enough to offset poor stock selection among health care providers.

For the Structured Large-Cap Equity Fund, technology stock selection also detracted from relative performance. Investments in tablet and phone makers helped the fund, but underweights in certain fast-rising internet stocks took a toll.

The funds’ strategy has had some challenging periods
Since the funds’ inceptions—2004 for the broad market fund and 2006 for its large-cap counterpart—there have been periods when stock market movements have been driven largely by external developments, notably the financial crisis and the European debt crisis.

Those periods have been challenging for the funds’ strategy, which seeks to identify the stocks in each sector that are most likely to outperform their peers. Nevertheless, the annual returns of both funds since inception have kept pace with those of their benchmark indexes, which incur no costs. From inception through September 30, 2012, Institutional Plus Shares of the Structured Large-Cap Equity Fund matched the S&P 500 Index’s average annual return of 3.88%, and those of the Structured Broad Market Fund were in line with the Russell 3000 Index’s average annual return of 5.58%. Over the same period, both funds outpaced the average annual returns of their respective peer funds by more than a full percentage point.

Total Returns
Inception Through September 30, 2012
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares (Returns since inception: 5/15/2006)	3.88%
S&P 500 Index	3.88
Large-Cap Core Funds Average	2.62
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Structured Broad Market Fund Institutional Plus Shares (Returns since inception: 5/3/2004)	5.49%
Russell 3000 Index	5.58
Multi-Cap Core Funds Average	4.43
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Another important take-away is that having the courage to stick with a sound invest-ment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2012

Advisor’s Report

For the fiscal year ended September 30, 2012, Vanguard Structured Large-Cap Equity Fund returned 32.32% for Institutional Shares and 32.42% for Institutional Plus Shares, outperforming the return of its benchmark, the S&P 500 Index, by more than 2 percentage points.

The Structured Broad Market Fund returned 31.43% for Institutional Shares and 31.56% for Institutional Plus Shares, beating the return of its benchmark, the Russell 3000 Index, by more than 1 percentage point.

The investment environment
The broad market rose sharply in the first six months of the fiscal year, gaining more than 26%. By the second half, however, its momentum slowed dramatically, and it moved ahead by less than 3%. Although all ten sector groups generated positive returns within the benchmarks of both funds, results were best among consumer discretionary, telecommunications, and financial companies. Utilities and consumer staples were the laggards.

Equity markets have staged quite a rally since last fall, but investor concerns and economic uncertainty are still prominent. The United States faces a “fiscal cliff” scenario that could send us into recession if not resolved, and investors have renewed worries over the Eurozone crisis and slowing growth in China. Add to that stagnant employment, election-year uncertainty, and a lack of clarity on corporate profits, and it’s easy to see why investors’ appetite for riskier assets may be put on hold for a while. Market volatility, though it declined substantially during this period, is likely to persist amid our unresolved budget, deficit, and employ-ment problems and anemic world economic growth.

Management of the funds
Although it’s important to understand how these macro factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals and employs five components:

■ Valuation, which measures the price we pay for earnings and cash flows.

■ Growth, which considers the growth of earnings as a factor in how much we pay for them.

■  Management decisions, which assesses the actions taken by company management that signal its informed opinions regarding a firm’s prospects and earnings.

■  Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

■ Quality, which measures balance-sheet strength and the sustainability of earnings.

Our risk-control process then neutralizes our exposure to market capitalization, volatility, and industry risks relative to our benchmark. In our view, the rewards available do not justify such risk exposures. As a result of these risk controls, our three-year tracking error was 1.24%

for the Structured Large-Cap Equity Fund and 1.71% for the Structured Broad Market Fund.

The results from our stock selection model continued the trend from the first six months of the fiscal year. The quality, management decisions, and growth indicators contributed positively to performance to varying degrees in each of the funds. For the Structured Broad Market Fund, the valuation indicator was neutral, whereas the market sentiment indicator detracted slightly from results. For the Structured Large-Cap Equity Fund, the valuation indicator detracted from returns, whereas the market sentiment component had a neutral effect.

The model’s breadth can be seen by its effectiveness across sectors. Our stock-selection results were positive in eight of ten sectors in the Structured Large-Cap Equity Fund and seven of ten in the Structured Broad Market Fund.

Structured Large-Cap Equity Fund
Company selections in materials, energy, and consumer staples added the most to our relative returns. In materials, CF Industries, Freeport-McMoRan, and PPG Industries were the largest contributors. The same was true for Tesoro, Marathon Oil, and Marathon Petroleum in energy, and for Constellation Brands, Dean Foods, and Whole Foods in consumer staples.

Selection results were disappointing in technology and health care, mostly because of underweight positions in Google, Visa, Amgen, and Gilead Sciences.

Structured Broad Market Fund
Selections in energy, materials, and consumer discretionary companies added the most to our relative returns. In energy, Marathon Petroleum, Tesoro, and National Oilwell Varco were the largest contributors. CBS, Brinker International, and Dillard’s led the way in consumer discretionary, as did CF Industries, Eastman Chemical, and PPG Industries in materials.

Selection results were disappointing in technology and health care, mostly because of underweights in Google, Visa, Merck, and Amgen.

Outlook
Although we cannot predict with certainty how broader political or economic events will affect the markets, we are confident that the stock market will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

James D. Troyer, CFA
Principal and Porfolio Manager

James P. Stetler
Principal and Porfolio Manager

Michael R. Roach, CFA
Porfolio Manager

Vanguard Equity Investment Group

October 16, 2012

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.15%	2.22%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	159	500	3,638
Median Market Cap	$65.0B	$57.5B	$35.6B
Price/Earnings Ratio	14.2x	16.1x	17.0x
Price/Book Ratio	2.3x	2.2x	2.2x
Return on Equity	18.8%	19.3%	18.0%
Earnings Growth Rate	9.1%	10.6%	10.4%
Dividend Yield	2.3%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	64%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer Discretionary	10.5%	11.0%	12.0%
Consumer Staples	10.9	10.9	9.5
Energy	11.9	11.3	10.4
Financials	14.6	14.6	16.0
Health Care	12.0	12.0	11.9
Industrials	10.1	9.8	10.6
Information Technology	19.8	20.1	19.2
Materials	3.5	3.5	3.9
Telecommunication
Services	3.7	3.3	2.9
Utilities	3.0	3.5	3.6

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	0.99	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.9%
Exxon Mobil Corp.	Integrated Oil & Gas	3.8
General Electric Co.	Industrial
	Conglomerates	2.4
Chevron Corp.	Integrated Oil & Gas	2.3
International Business	IT Consulting &
Machines Corp.	Other Services	2.2
AT&T Inc.	Integrated
	Telecommunication
	Services	2.2
Pfizer Inc.	Pharmaceuticals	1.9
Microsoft Corp.	Systems Software	1.7
JPMorgan Chase & Co.	Other Diversified
	Financial Services	1.7
Wells Fargo & Co.	Diversified Banks	1.7
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012. For the fiscal year ended September 30, 2012, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 16, 2006, Through September 30, 2012
Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(5/16/2006)	Investment
	Structured Large-Cap Equity Fund
	Institutional Shares	32.32%	1.00%	3.83%	$6,353,632
••••••••	S&P 500 Index	30.20	1.05	3.92	6,387,688
– – – –	Large-Cap Core Funds Average	27.34	-0.19	2.64	5,905,041
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	4.18	6,493,693

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/15/2006)	Investment
Structured Large-Cap Equity Fund Institutional
Plus Shares	32.42%	1.07%	3.88%	$255,022,087
S&P 500 Index	30.20	1.05	3.88	255,033,044
Dow Jones U.S. Total Stock Market Index	30.00	1.53	4.16	259,398,559
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 16, 2006, Through September 30, 2012

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.5%)
	Home Depot Inc.	106,475	6,428
	Comcast Corp. Class A	169,500	6,063
*	DIRECTV	74,700	3,919
	CBS Corp. Class B	94,890	3,447
	Gap Inc.	89,600	3,206
	Macy’s Inc.	84,300	3,171
	Wyndham Worldwide Corp.	54,000	2,834
*	O’ReillyAutomotive Inc.	33,600	2,810
	Newell Rubbermaid Inc.	144,800	2,764
	TJX Cos. Inc.	60,700	2,719
	Harley-Davidson Inc.	60,200	2,551
	Lowe’s Cos. Inc.	72,800	2,202
	Marriott International Inc.
	Class A	48,600	1,900
*	Goodyear Tire &
	Rubber Co.	139,000	1,695
	ExpediaInc.	26,800	1,550
	Viacom Inc. Class B	20,500	1,099
	McDonald’s Corp.	11,247	1,032
	Walt Disney Co.	15,879	830
*	Amazon.com Inc.	3,100	788
	H&RBlock Inc.	42,100	730
	Starwood Hotels & Resorts
	Worldwide Inc.	7,700	446
	Gannett Co. Inc.	21,200	376
	Comcast Corp.	10,525	366
*	Bed Bath & Beyond Inc.	5,400	340
	Wynn Resorts Ltd.	2,550	294
*	PulteGroup Inc.	13,100	203
			53,763
Consumer Staples (10.8%)
	Philip Morris
	International Inc.	95,936	8,629
	Wal-Mart Stores Inc.	77,646	5,730
	Procter & Gamble Co.	77,794	5,396
	CVS Caremark Corp.	105,100	5,089
	Altria Group Inc.	149,200	4,982

			Market
			Value
		Shares	($000)
	Coca-Cola Co.	108,280	4,107
	Kimberly-Clark Corp.	45,200	3,877
	Kraft Foods Inc.	87,500	3,618
	Kroger Co.	121,700	2,865
*	Dean Foods Co.	152,800	2,498
*	Constellation Brands Inc.
	Class A	68,000	2,200
	Campbell Soup Co.	53,700	1,870
	PepsiCo Inc.	23,992	1,698
	Costco Wholesale Corp.	13,600	1,362
	Colgate-Palmolive Co.	7,500	804
	Lorillard Inc.	4,100	477
	Beam Inc.	6,100	351
			55,553
Energy (11.9%)
	ExxonMobil Corp.	211,839	19,373
	ChevronCorp.	99,356	11,581
	ConocoPhillips	92,459	5,287
	Marathon Petroleum Corp.	67,300	3,674
	National Oilwell Varco Inc.	41,300	3,308
	Occidental Petroleum Corp.	37,661	3,241
	Tesoro Corp.	74,700	3,130
	EOG Resources Inc.	27,900	3,126
	Marathon Oil Corp.	94,500	2,794
	Valero Energy Corp.	51,900	1,644
	Phillips 66	24,579	1,140
	Schlumberger Ltd.	15,425	1,116
	Williams Cos. Inc.	24,300	850
	Murphy Oil Corp.	7,600	408
	Diamond Offshore
	Drilling Inc.	2,700	178
			60,850
Financials (14.6%)
	JPMorgan Chase & Co.	216,979	8,783
	Wells Fargo & Co.	251,635	8,689
	US Bancorp	155,224	5,324
	American Express Co.	83,200	4,731
	Bank of America Corp.	533,953	4,715
	Discover Financial Services	91,550	3,637

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Allstate Corp.	87,500	3,466
*	American International
	Group Inc.	104,900	3,440
	Simon Property Group Inc.	19,900	3,021
	Torchmark Corp.	56,550	2,904
	Invesco Ltd.	109,300	2,731
	Fifth Third Bancorp	175,800	2,727
	Franklin Resources Inc.	21,000	2,627
	MetLife Inc.	74,300	2,560
	Goldman Sachs Group Inc.	19,000	2,160
*	Berkshire Hathaway Inc.
	Class B	22,805	2,011
	HCP Inc.	43,300	1,926
	Host Hotels & Resorts Inc.	109,600	1,759
	Kimco Realty Corp.	82,800	1,678
*	Berkshire Hathaway Inc.
	Class A	11	1,460
	Citigroup Inc.	41,625	1,362
	BB&T Corp.	27,200	902
	Apartment Investment &
	Management Co. Class A	20,700	538
	Assurant Inc.	14,000	522
	Ameriprise Financial Inc.	8,500	482
	Prologis Inc.	12,000	420
	Huntington Bancshares Inc.	33,200	229
			74,804
Health Care (11.9%)
	Pfizer Inc.	400,219	9,945
	Merck & Co. Inc.	176,844	7,976
	Abbott Laboratories	99,168	6,799
	Johnson & Johnson	71,046	4,896
	UnitedHealth Group Inc.	88,154	4,885
	EliLilly & Co.	97,887	4,641
	Bristol-Myers Squibb Co.	124,700	4,209
	Baxter International Inc.	60,100	3,622
	McKesson Corp.	37,800	3,252
*	Watson
	Pharmaceuticals Inc.	37,840	3,222
	Aetna Inc.	78,870	3,123
	Zimmer Holdings Inc.	27,200	1,839
*	Mylan Inc.	69,900	1,705
*	Biogen Idec Inc.	4,600	686
	Amgen Inc.	5,800	489
			61,289
Industrials (10.1%)
	General Electric Co.	532,022	12,082
	Union Pacific Corp.	39,500	4,689
	Lockheed Martin Corp.	38,000	3,548
	Raytheon Co.	59,600	3,407
	Northrop Grumman Corp.	48,916	3,250
	Parker Hannifin Corp.	37,800	3,159
	Ingersoll-Rand plc	66,000	2,958
	Textron Inc.	107,300	2,808
	Eaton Corp.	57,200	2,703

			Market
			Value
		Shares	($000)
	United Parcel Service Inc.
	Class B	37,321	2,671
	Caterpillar Inc.	30,600	2,633
	Honeywell International Inc.	39,300	2,348
	Boeing Co.	29,100	2,026
	United Technologies Corp.	20,986	1,643
	Norfolk Southern Corp.	22,800	1,451
	Equifax Inc.	4,600	214
	Cintas Corp.	4,200	174
	Robert Half International Inc.	5,500	147
			51,911
Information Technology (19.8%)
	Apple Inc.	37,632	25,110
	International Business
	Machines Corp.	55,340	11,480
	Microsoft Corp.	301,041	8,965
	Intel Corp.	289,453	6,565
	Cisco Systems Inc.	323,815	6,182
*	Google Inc. Class A	6,505	4,908
	Accenture plc Class A	64,400	4,510
	Mastercard Inc. Class A	8,300	3,747
	Motorola Solutions Inc.	61,950	3,131
*	Fiserv Inc.	40,700	3,013
	Seagate Technology plc	89,700	2,781
	Western Digital Corp.	71,700	2,777
	CAInc.	103,900	2,677
*	LSI Corp.	342,900	2,369
*	Symantec Corp.	128,700	2,317
	KLA-Tencor Corp.	44,600	2,128
	Oracle Corp.	67,088	2,113
	Jabil Circuit Inc.	99,300	1,859
	Total System Services Inc.	73,400	1,740
	QUALCOMMInc.	23,657	1,478
*	Citrix Systems Inc.	9,400	720
*	Teradata Corp.	6,600	498
*	Advanced Micro
	Devices Inc.	78,200	263
*	Autodesk Inc.	7,500	250
			101,581
Materials (3.5%)
	Monsanto Co.	49,700	4,524
	CF Industries Holdings Inc.	15,385	3,419
	PPG Industries Inc.	29,100	3,342
	International Paper Co.	91,700	3,331
	Eastman Chemical Co.	24,100	1,374
	Ball Corp.	31,700	1,341
	Sherwin-WilliamsCo.	3,300	491
	FMC Corp.	5,400	299
			18,121
Telecommunication Services (3.7%)
	AT&T Inc.	295,735	11,149
	Verizon
	Communications Inc.	168,396	7,674
			18,823

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
Utilities (3.0%)
	American Electric
	Power Co. Inc.	77,100	3,388
	Ameren Corp.	85,600	2,796
	Pinnacle West Capital Corp.	52,000	2,746
	Public Service
	Enterprise Group Inc.	76,200	2,452
	Consolidated Edison Inc.	28,200	1,689
	DTEEnergy Co.	20,300	1,217
	PPL Corp.	31,400	912
			15,200
Total Common Stocks
(Cost $403,536)			511,895
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 0.163%	687,775	688

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3	Fannie Mae Discount
	Notes, 0.160%, 10/31/12	100	100
3,[4]	Freddie Mac Discount
	Notes, 0.170%, 12/17/12	100	100
	United States Treasury
	Note/Bond, 4.000%,
	11/15/12	100	100
			300
Total Temporary Cash Investments
(Cost $988)			988
Total Investments (100.0%)
(Cost $404,524)			512,883
Other Assets and Liabilities (0.0%)
Other Assets			750
Liabilities			(905)
			(155)
Net Assets (100%)			512,728

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	581,281
Undistributed Net Investment Income	7,009
Accumulated Net Realized Losses	(183,912)
Unrealized Appreciation (Depreciation)
Investment Securities	108,359
Futures Contracts	(9)
Net Assets	512,728

Institutional Shares—Net Assets
Applicable to 549,485 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,291
Net Asset Value Per Share—
Institutional Shares	$27.83

Institutional Plus Shares—Net Assets
Applicable to 9,041,833 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	497,437
Net Asset Value Per Share—
Institutional Plus Shares	$55.02

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends	10,847
Interest[1]	1
Total Income	10,848
Expenses
The Vanguard Group—Note B
Investment Advisory Services	359
Management and Administrative—Institutional Shares	17
Management and Administrative—Institutional Plus Shares	293
Marketing and Distribution—Institutional Shares	4
Marketing and Distribution—Institutional Plus Shares	84
Custodian Fees	11
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	1
Total Expenses	798
Net Investment Income	10,050
Realized Net Gain (Loss)
Investment Securities Sold	29,872
Futures Contracts	189
Realized Net Gain (Loss)	30,061
Change in Unrealized Appreciation (Depreciation)
Investment Securities	85,500
Futures Contracts	17
Change in Unrealized Appreciation (Depreciation)	85,517
Net Increase (Decrease) in Net Assets Resulting from Operations	125,628
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,050	9,663
Realized Net Gain (Loss)	30,061	61,992
Change in Unrealized Appreciation (Depreciation)	85,517	(33,034)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,628	38,621
Distributions
Net Investment Income
Institutional Shares	(271)	(183)
Institutional Plus Shares	(9,009)	(11,627)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(9,280)	(11,810)
Capital Share Transactions
Institutional Shares	9	(90,798)
Institutional Plus Shares	5,674	(210,058)
Net Increase (Decrease) from Capital Share Transactions	5,683	(300,856)
Total Increase (Decrease)	122,031	(274,045)
Net Assets
Beginning of Period	390,697	664,742
End of Period[1]	512,728	390,697
1 Net Assets—End of Period includes undistributed net investment income of $7,009,000 and $6,239,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.49	$20.97	$19.47	$22.56	$29.98
Investment Operations
Net Investment Income	.531	.428[1]	.366	.546	.492
Net Realized and Unrealized Gain (Loss)
on Investments	6.306	.458	1.505	(2.993)	(7.091)
Total from Investment Operations	6.837	.886	1.871	(2.447)	(6.599)
Distributions
Dividends from Net Investment Income	(.497)	(.366)	(.371)	(.643)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	(.391)
Total Distributions	(.497)	(.366)	(.371)	(.643)	(.821)
Net Asset Value, End of Period	$27.83	$21.49	$20.97	$19.47	$22.56

Total Return	32.32%	4.14%	9.68%	-10.25%	-22.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$12	$95	$106	$135
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.95%	1.86%	2.33%	1.91%
Portfolio Turnover Rate	64%	67%	61%	80%[2]	72%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$42.48	$41.98	$38.97	$45.15	$60.02
Investment Operations
Net Investment Income	1.084	.910[1]	.768	1.116	1.025
Net Realized and Unrealized Gain (Loss)
on Investments	12.466	.906	3.014	(5.980)	(14.193)
Total from Investment Operations	13.550	1.816	3.782	(4.864)	(13.168)
Distributions
Dividends from Net Investment Income	(1.010)	(1.316)	(.772)	(1.316)	(.920)
Distributions from Realized Capital Gains	—	—	—	—	(.782)
Total Distributions	(1.010)	(1.316)	(.772)	(1.316)	(1.702)
Net Asset Value, End of Period	$55.02	$42.48	$41.98	$38.97	$45.15

Total Return	32.42%	4.18%	9.78%	-10.16%	-22.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$497	$379	$570	$467	$677
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.02%	1.93%	2.41%	1.99%
Portfolio Turnover Rate	64%	67%	61%	80%[2]	72%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Equity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	511,895	—	—
Temporary Cash Investments	688	300	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	512,579	300	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2012	12	861	(9)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2012, the fund had $7,528,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $29,981,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $183,929,000 to offset future net capital gains of $71,219,000 through September 30, 2017, and $112,710,000 through September 30, 2018.

At September 30, 2012, the cost of investment securities for tax purposes was $404,524,000. Net unrealized appreciation of investment securities for tax purposes was $108,359,000, consisting of unrealized gains of $111,376,000 on securities that had risen in value since their purchase and $3,017,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $303,158,000 of investment securities and sold $296,447,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	221	9	1,694	73
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(212)	(9)	(92,492)	(4,062)
Net Increase (Decrease)—Institutional Shares	9	—	(90,798)	(3,989)
Institutional Plus Shares
Issued	2,675	56	—	—
Issued in Lieu of Cash Distributions	2,999	66	3,795	85
Redeemed	—	—	(213,853)	(4,734)
Net Increase (Decrease)—Institutional Plus Shares	5,674	122	(210,058)	(4,649)

At September 30, 2012, two shareholders were each a record or beneficial owner of 33% or more of the fund’s net assets, with a combined ownership of 97%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.00%	2.07%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Number of Stocks	194	2,961	3,638
Median Market Cap	$33.6B	$35.8B	$35.6B
Price/Earnings Ratio	14.2x	17.0x	17.0x
Price/Book Ratio	2.4x	2.2x	2.2x
Return on Equity	18.5%	17.8%	18.0%
Earnings Growth Rate	11.0%	10.4%	10.4%
Dividend Yield	2.2%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	58%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Consumer Discretionary	13.1%	12.2%	12.0%
Consumer Staples	9.2	9.5	9.5
Energy	10.8	10.2	10.4
Financials	16.4	16.0	16.0
Health Care	11.1	11.9	11.9
Industrials	10.2	10.7	10.6
Information Technology	19.1	19.1	19.2
Materials	3.8	3.9	3.9
Telecommunication
Services	3.2	2.9	2.9
Utilities	3.1	3.6	3.6

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Index	Index
R-Squared	0.99	0.99
Beta	1.01	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.4%
Exxon Mobil Corp.	Integrated Oil & Gas	3.2
Chevron Corp.	Integrated Oil & Gas	2.0
International Business	IT Consulting &
Machines Corp.	Other Services	2.0
AT&T Inc.	Integrated
	Telecommunication
	Services	1.9
Microsoft Corp.	Systems Software	1.8
General Electric Co.	Industrial
	Conglomerates	1.7
Pfizer Inc.	Pharmaceuticals	1.6
Wells Fargo & Co.	Diversified Banks	1.6
JPMorgan Chase & Co.	Other Diversified
	Financial Services	1.5
Top Ten		21.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012. For the fiscal year ended September 30, 2012, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2012
Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended September 30, 2012

				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(11/30/2006)	Investment

	Structured Broad Market Fund
	Institutional Shares	31.43%	0.95%	2.26%	$5,697,265

••••••••	Russell 3000 Index	30.20	1.30	2.79	5,871,903

– – – –	Multi-Cap Core Funds Average	25.24	-0.23	1.52	5,458,835
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	3.04	5,952,842

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/3/2004)	Investment
Structured Broad Market Fund Institutional
Plus Shares	31.56%	1.02%	5.49%	$313,608,412
Russell 3000 Index	30.20	1.30	5.58	315,715,030

Dow Jones U.S. Total Stock Market Index	30.00	1.53	5.84	322,416,859

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2012

Structured Broad Market Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (13.0%)
	Home Depot Inc.	71,200	4,298
	Comcast Corp. Class A	95,991	3,434
	CBS Corp. Class B	74,000	2,688
	TJX Cos. Inc.	59,500	2,665
	Gap Inc.	65,800	2,354
	Jarden Corp.	44,200	2,335
	Macy’s Inc.	59,800	2,250
	Marriott International Inc.
	Class A	56,800	2,221
	Foot Locker Inc.	61,100	2,169
	Thor Industries Inc.	58,700	2,132
	Brinker International Inc.	60,000	2,118
	PVH Corp.	22,000	2,062
	Dillard’s Inc. Class A	28,400	2,054
*	PulteGroup Inc.	122,900	1,905
	Harley-Davidson Inc.	44,800	1,898
	Wynn Resorts Ltd.	16,100	1,859
	Regal Entertainment
	Group Class A	124,700	1,755
	Belo Corp. Class A	215,000	1,683
*	DIRECTV	26,400	1,385
	Coach Inc.	19,300	1,081
*	Delphi Automotive plc	34,200	1,060
*	priceline.com Inc.	1,300	804
	Cracker Barrel Old
	Country Store Inc.	11,200	752
	Advance Auto Parts Inc.	10,400	712
	Starwood Hotels & Resorts
	Worldwide Inc.	11,900	690
	Gannett Co. Inc.	28,500	506
*	Conn’s Inc.	20,300	448
	McDonald’s Corp.	3,611	331
*	Bed Bath & Beyond Inc.	4,300	271
	News Corp. Class A	10,700	262
	Walt Disney Co.	2,700	141
*	Amazon.com Inc.	400	102
			50,425

			Market
			Value
		Shares	($000)
Consumer Staples (9.2%)
	Philip Morris
	International Inc.	63,950	5,752
	CVS Caremark Corp.	72,600	3,515
	Altria Group Inc.	103,200	3,446
	Wal-Mart Stores Inc.	37,465	2,765
	Kimberly-Clark Corp.	31,000	2,659
	Procter & Gamble Co.	36,651	2,542
	Reynolds American Inc.	48,400	2,098
	Kroger Co.	86,400	2,034
	Kraft Foods Inc.	45,900	1,898
*	Dean Foods Co.	108,800	1,779
	Coca-Cola Co.	40,980	1,554
	Herbalife Ltd.	31,400	1,488
	Nu Skin Enterprises Inc.
	Class A	29,300	1,138
*	Pilgrim’s Pride Corp.	190,800	975
	Beam Inc.	13,500	777
	PepsiCo Inc.	9,300	658
*	USANA Health Sciences Inc.	9,700	451
			35,529
Energy (10.8%)
	ExxonMobil Corp.	136,520	12,485
	ChevronCorp.	65,365	7,619
	ConocoPhillips	64,040	3,662
	Phillips 66	59,870	2,776
	Marathon Petroleum Corp.	49,500	2,702
	National Oilwell Varco Inc.	33,700	2,700
	HollyFrontier Corp.	57,700	2,381
	Tesoro Corp.	40,700	1,705
	Occidental Petroleum Corp.	19,540	1,682
	Williams Cos. Inc.	45,400	1,588
	Valero Energy Corp.	26,100	827
*	Helix Energy Solutions
	Group Inc.	31,300	572
	Schlumberger Ltd.	7,800	564
*	Plains Exploration &
	Production Co.	8,200	307
			41,570

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Financials (16.3%)
	Wells Fargo & Co.	174,870	6,038
	JPMorgan Chase & Co.	147,336	5,964
	US Bancorp	105,850	3,631
	American Express Co.	58,720	3,339
	Discover Financial Services	66,500	2,642
	Fifth Third Bancorp	160,000	2,482
	Allstate Corp.	61,800	2,448
	State Street Corp.	56,600	2,375
*	American International
	Group Inc.	72,200	2,367
	Aflac Inc.	49,040	2,348
	Torchmark Corp.	42,500	2,182
	KeyCorp	248,200	2,169
	Assurant Inc.	49,700	1,854
*	Berkshire Hathaway Inc.
	Class B	19,200	1,693
	Allied World Assurance Co.
	Holdings AG	20,341	1,571
*	World Acceptance Corp.	21,956	1,481
*	American Capital Ltd.	117,900	1,337
	Public Storage	8,900	1,239
	HCP Inc.	26,700	1,188
	Nelnet Inc. Class A	45,100	1,071
	Host Hotels & Resorts Inc.	66,500	1,067
	Kimco Realty Corp.	48,700	987
	CBL & Associates
	Properties Inc.	46,100	984
	General Growth
	Properties Inc.	48,800	951
	Digital Realty Trust Inc.	12,400	866
	Lexington Realty Trust	88,700	857
	Duke Realty Corp.	58,200	855
	Weingarten Realty
	Investors	30,000	843
	Apartment Investment &
	Management Co. Class A	31,700	824
	Omega Healthcare
	Investors Inc.	33,500	761
	Moody’s Corp.	17,200	760
*	Credit Acceptance Corp.	6,999	598
*	Sunstone Hotel
	Investors Inc.	43,400	477
	EverestRe Group Ltd.	4,400	471
	NASDAQ OMX Group Inc.	19,300	450
	Simon Property Group Inc.	2,600	395
	BB&T Corp.	11,900	395
	Prologis Inc.	8,100	284
	Liberty Property Trust	7,200	261
	Citigroup Inc.	7,300	239
	Bank of America Corp.	21,400	189
	Regions Financial Corp.	18,800	135
			63,068

			Market
			Value
		Shares	($000)
Health Care (11.0%)
	Pfizer Inc.	254,264	6,318
	Abbott Laboratories	68,100	4,669
	UnitedHealth Group Inc.	61,275	3,395
	Merck & Co. Inc.	73,683	3,323
	EliLilly & Co.	69,920	3,315
	Bristol-Myers Squibb Co.	90,752	3,063
	Johnson & Johnson	37,007	2,550
	McKesson Corp.	27,800	2,392
	Aetna Inc.	51,700	2,047
	AmerisourceBergen Corp.
	Class A	52,300	2,025
*	CharlesRiver Laboratories
	International Inc.	42,600	1,687
	Warner Chilcott plc Class A	94,200	1,272
*	Pharmacyclics Inc.	19,000	1,225
	Cooper Cos. Inc.	12,700	1,200
	ResMed Inc.	26,800	1,085
	Zimmer Holdings Inc.	15,700	1,062
*	Community Health
	Systems Inc.	31,000	903
*	Watson
	Pharmaceuticals Inc.	10,000	852
*	WellCare Health Plans Inc.	5,100	288
			42,671
Industrials (10.1%)
	General Electric Co.	286,380	6,504
	Union Pacific Corp.	28,800	3,418
	Lockheed Martin Corp.	27,200	2,540
	Northrop Grumman Corp.	36,330	2,413
	Raytheon Co.	42,200	2,412
	Parker Hannifin Corp.	27,400	2,290
	Ingersoll-Rand plc	48,600	2,178
	Textron Inc.	81,000	2,120
	ChicagoBridge &
	Iron Co. NV	51,400	1,958
*	Delta Air Lines Inc.	183,600	1,682
*	CNHGlobal NV	42,300	1,640
	Caterpillar Inc.	18,500	1,592
	Manitowoc Co. Inc.	98,300	1,311
*	Alaska Air Group Inc.	34,800	1,220
	United Technologies Corp.	14,140	1,107
	Honeywell International Inc.	17,400	1,040
	Dun & Bradstreet Corp.	8,700	693
	United Parcel Service Inc.
	Class B	9,600	687
	Pitney Bowes Inc.	41,000	567
	Cintas Corp.	13,200	547
*	US Airways Group Inc.	45,700	478
	Lincoln Electric
	Holdings Inc.	11,100	433
	Deluxe Corp.	7,100	217
*	WESCO International Inc.	1,800	103
			39,150

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Information Technology (19.1%)
	Apple Inc.	25,420	16,962
	International Business
	Machines Corp.	36,642	7,601
	Microsoft Corp.	234,097	6,971
	Intel Corp.	192,290	4,361
	Cisco Systems Inc.	179,350	3,424
	Accenture plc Class A	45,800	3,207
*	Google Inc. Class A	3,350	2,528
	Motorola Solutions Inc.	46,700	2,361
*	Alliance Data Systems Corp.	16,200	2,300
	Western Digital Corp.	53,900	2,088
	KLA-Tencor Corp.	43,400	2,070
	IAC/InterActiveCorp	39,300	2,046
*	Cadence Design
	Systems Inc.	158,300	2,037
*	Unisys Corp.	97,500	2,030
*	VMware Inc. Class A	19,900	1,925
	Heartland Payment
	Systems Inc.	50,900	1,613
	Anixter International Inc.	27,400	1,574
*	LSI Corp.	226,700	1,566
	Fair Isaac Corp.	29,000	1,284
*	NVIDIA Corp.	85,400	1,139
	Jabil Circuit Inc.	54,300	1,016
	Oracle Corp.	29,248	921
	Mastercard Inc. Class A	1,600	722
	Intuit Inc.	10,300	606
	QUALCOMMInc.	8,400	525
*	Gartner Inc.	7,500	346
*	Advanced Micro
	Devices Inc.	66,500	224
	MAXIMUSInc.	3,400	203
			73,650
Materials (3.8%)
	Monsanto Co.	35,700	3,249
	CF Industries Holdings Inc.	11,550	2,567
	PPG Industries Inc.	22,100	2,538
	FMC Corp.	38,800	2,149
	Eastman Chemical Co.	37,000	2,109
	Sherwin-WilliamsCo.	7,200	1,072
	Rockwood Holdings Inc.	21,200	988
			14,672
Telecommunication Services (3.2%)
	AT&T Inc.	192,429	7,254
	Verizon
	Communications Inc.	111,057	5,061
			12,315
Utilities (3.1%)
	American Electric
	Power Co. Inc.	56,500	2,482
	Public Service Enterprise
	Group Inc.	69,400	2,233
	Consolidated Edison Inc.	35,300	2,114

		Market
		Value
	Shares	($000)
PNM Resources Inc.	98,800	2,078
Ameren Corp.	62,300	2,035
Pinnacle West Capital Corp.	13,800	729
DTEEnergy Co.	3,900	234
PPL Corp.	2,500	73
		11,978
Total Common Stocks
(Cost $314,691)		385,028
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2 Vanguard Market
Liquidity Fund, 0.163%	1,544,691	1,545

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3,[4] Fannie Mae
Discount Notes,
0.135%, 12/12/12	100	100
Total Temporary Cash Investments
(Cost $1,645)		1,645
Total Investments (100.0%)
(Cost $316,336)		386,673
Other Assets and Liabilities (0.0%)
Other Assets		572
Liabilities		(619)
		(47)
Net Assets (100%)		386,626

Structured Broad Market Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	347,798
Undistributed Net Investment Income	5,666
Accumulated Net Realized Losses	(37,155)
Unrealized Appreciation (Depreciation)
Investment Securities	70,337
Futures Contracts	(20)
Net Assets	386,626

Institutional Shares—Net Assets
Applicable to 270,954 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,344
Net Asset Value Per Share—
Institutional Shares	$27.10

Institutional Plus Shares—Net Assets
Applicable to 7,001,134 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	379,282
Net Asset Value Per Share—
Institutional Plus Shares	$54.17

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends	8,571
Interest[1]	2
Security Lending	4
Total Income	8,577
Expenses
The Vanguard Group—Note B
Investment Advisory Services	294
Management and Administrative—Institutional Shares	10
Management and Administrative—Institutional Plus Shares	206
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	56
Custodian Fees	9
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	1
Total Expenses	604
Net Investment Income	7,973
Realized Net Gain (Loss)
Investment Securities Sold	25,539
Futures Contracts	360
Realized Net Gain (Loss)	25,899
Change in Unrealized Appreciation (Depreciation)
Investment Securities	58,818
Futures Contracts	47
Change in Unrealized Appreciation (Depreciation)	58,865
Net Increase (Decrease) in Net Assets Resulting from Operations	92,737
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,973	5,614
Realized Net Gain (Loss)	25,899	29,319
Change in Unrealized Appreciation (Depreciation)	58,865	(24,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,737	10,451
Distributions
Net Investment Income
Institutional Shares	(119)	(94)
Institutional Plus Shares	(6,371)	(5,546)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(6,490)	(5,640)
Capital Share Transactions
Institutional Shares	119	843
Institutional Plus Shares	4,615	(18,297)
Net Increase (Decrease) from Capital Share Transactions	4,734	(17,454)
Total Increase (Decrease)	90,981	(12,643)
Net Assets
Beginning of Period	295,645	308,288
End of Period[1]	386,626	295,645
1 Net Assets—End of Period includes undistributed net investment income of $5,666,000 and $4,183,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.03	$20.70	$18.99	$21.53	$28.67
Investment Operations
Net Investment Income	.544	.385[1]	.376	.352[1]	.402
Net Realized and Unrealized Gain (Loss)
on Investments	5.973	.338	1.672	(2.500)	(6.833)
Total from Investment Operations	6.517	.723	2.048	(2.148)	(6.431)
Distributions
Dividends from Net Investment Income	(.447)	(.393)	(.338)	(.392)	(.280)
Distributions from Realized Capital Gains	—	—	—	—	(.429)
Total Distributions	(.447)	(.393)	(.338)	(.392)	(.709)
Net Asset Value, End of Period	$27.10	$21.03	$20.70	$18.99	$21.53

Total Return	31.43%	3.37%	10.88%	-9.67%	-22.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$6	$5	$4	$4
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.19%	1.64%	1.91%	2.15%	1.72%
Portfolio Turnover Rate	58%	56%	52%	62%	70%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$42.02	$41.36	$37.94	$43.07	$57.39
Investment Operations
Net Investment Income	1.122	.796[1]	.778	.725[1]	.873
Net Realized and Unrealized Gain (Loss)
on Investments	11.951	.672	3.343	(5.006)	(13.714)
Total from Investment Operations	13.073	1.468	4.121	(4.281)	(12.841)
Distributions
Dividends from Net Investment Income	(.923)	(.808)	(.701)	(.849)	(.621)
Distributions from Realized Capital Gains	—	—	—	—	(.858)
Total Distributions	(.923)	(.808)	(.701)	(.849)	(1.479)
Net Asset Value, End of Period	$54.17	$42.02	$41.36	$37.94	$43.07

Total Return	31.56%	3.43%	10.96%	-9.60%	-22.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$379	$290	$304	$275	$248
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.26%	1.71%	1.98%	2.23%	1.80%
Portfolio Turnover Rate	58%	56%	52%	62%	70%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Structured Broad Market Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	385,028	—	—
Temporary Cash Investments	1,545	100	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	386,565	100	—
1 Represents variation margin on the last day of the reporting period.

Structured Broad Market Fund

D. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2012	22	1,578	(20)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2012, the fund had $5,912,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $25,947,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $37,168,000 to offset future net capital gains through September 30, 2018.

At September 30, 2012, the cost of investment securities for tax purposes was $316,336,000.

Net unrealized appreciation of investment securities for tax purposes was $70,337,000, consisting of unrealized gains of $76,010,000 on securities that had risen in value since their purchase and $5,673,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $210,892,000 of investment securities and sold $204,235,000 of investment securities, other than temporary cash investments.

Structured Broad Market Fund

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	749	32
Issued in Lieu of Cash Distributions	119	5	94	4
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	119	5	843	36
Institutional Plus Shares
Issued	2,634	55	—	—
Issued in Lieu of Cash Distributions	1,981	44	1,703	38
Redeemed	—	—	(20,000)	(475)
Net Increase (Decrease)—Institutional Plus Shares	4,615	99	(18,297)	(437)

At September 30, 2012, one shareholder was the record or beneficial owner of 89% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund (constituting two separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

Special 2012 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Structured Large-Cap Equity Fund	9,280
Structured Broad Market Fund	6,490

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity Fund	100%
Structured Broad Market Fund	97

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,042.32	$1.23
Institutional Plus Shares	1,000.00	1,042.84	0.87
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,027.29	$1.22
Institutional Plus Shares	1,000.00	1,027.70	0.86
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2012: $85,000
Fiscal Year Ended September 30, 2011: $84,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2012: $4,809,780
Fiscal Year Ended September 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2012: $1,812,565
Fiscal Year Ended September 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2012: $490,518
Fiscal Year Ended September 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2012: $16,000
Fiscal Year Ended September 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2012: $506,518
Fiscal Year Ended September 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

VANGUARD QUANTITATIVE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 16, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.